SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    _X__

         File No. 2-82734:

         Pre-Effective Amendment No._____                                  ____

         Post-Effective Amendment No._22_                                  _X__

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            _X__


         File No. 811-3706:

         Amendment No._26_


         BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
         (Exact Name of Registrant as Specified in Charter)

         1665 Charleston Road, Mountain View, CA  94043
         (Address of Principal Executive Offices)

         Registrant's Telephone Number, Including Area Code:  415-965-8300

         Douglas A. Paul
         1665 Charleston Road, Mountain View, CA  94043
         (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  First Offered 8/1/84

It is proposed that this filing become effective:

         __X__  immediately  upon filing  pursuant to paragraph  (b) of Rule 485
         _____ on (date), pursuant to paragraph (b) of Rule 485 _____ 60 days after filing pursuant to paragraph (a) of Rule 485 _____ on (date) pursuant to paragraph (a)(1) of Rule 485 _____ 75 days after filing pursuant to paragraph (a)(2) of Rule 485 _____ on (date) pursuant to paragraph (a)(2) of Rule 485

Registrant continues its election to register an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant intends to file a Rule 24f-2 Notice within 60 days after its fiscal year ending August 30, 1995.

                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

                    1933 Act Post-Effective Amendment No. 22

                            1940 Act Amendment No. 26

                                    FORM N-1A

                              CROSS-REFERENCE SHEET

Part A:  Prospectus

Item          Prospectus Caption

1             Cover Page

2 (a)         Summary of Fund Expenses
  (b),(c)     Not Applicable

3 (a)         Financial Highlights
  (b)         Not Applicable
  (c),(d)     Performance

4 (a)(i)      Cover Page, Investment Policies, About the Trust
  (a)(ii),(b) Investment Objectives, Investment Policies, Municipal
              Securities, Investment Practices,
  (c)         Suitability

5 (a)         About the Trust
  (b) - (f)   The Benham Group, Advisory and Service Fees
  (g)         Not Applicable

5A            Performance

6 (a)         About the Trust
  (b)-(d)     Not Applicable
  (e)         How to Invest
  (f),(g)     Distributions and Taxes

7 (a)         Distribution of Shares
  (b)         Share Price
  (c)         Not Applicable
  (d)         How to Buy Shares
  (e),(f)     Not Applicable

8 (a)         How to Redeem Your Investment, How to Redeem Shares
  (b)         Broker-Dealer Transactions
  (c),(d)     How to Redeem Your Investment

9             Not Applicable

                              CROSS-REFERENCE SHEET
                                   (continued)

Part B: Statement of Additional Information

Item          Statement of Additional Information Caption

10            Cover Page

11            Table of Contents

12            About the Trust

13 (a)       Investment Policies and Techniques
   (b)       Investment Restrictions
   (c)       Investment Policies and Techniques, Investment Restrictions
   (d)       Not Applicable

14 (a-(b)   Trustees and Officers
   (c)      Not Applicable

15 (a)      Not Applicable
   (b)      Additional Purchase and Redemption Information
   (c)      Trustees and Officers

16 (a),(b)  Investment Advisory Services
   (c)-(d)  Administrative and Transfer Agent Services
   (e)-(g)  Not Applicable
   (h)      About the Trust
   (i)      Administrative and Transfer Agent Services

17 (a)      Portfolio Transactions
   (b)      Not Applicable
   (c)      Portfolio Transactions
   (d),(e)  Not Applicable

18 (a)      About the Trust
   (b)      Not Applicable

19 (a)      Additional Purchase and Redemption Information
   (b)      Valuation of Portfolio Securities
   (c)      Not Applicable

20          Taxes

21 (a)      Additional Purchase and Redemption Information
   (b),(c)  Not Applicable

22          Performance

23 Financial Statements to be incorporated by reference to Registrant's Annual Reports.

                               BENHAM CALIFORNIA
                                  TAX-FREE AND
                                MUNICIPAL FUNDS


                              [illustration of the
                             California state flag]


                           Tax-Free Money Market Fund
                          Municipal Money Market Fund
                            Tax-Free Short-Term Fund
                        Tax-Free Intermediate-Term Fund
                            Tax-Free Long-Term Fund
                           Municipal High-Yield Fund
                             Tax-Free Insured Fund

                         Prospectus * October 27, 1995

[The Benham Group
1665 Charleston Rd.
Mountain View
California 94043


Fund
Information
1-800-331-8331
1-415-965-4274



Investor
Services
1-800-321-8321
1-415-965-4222


TDD Service
1-800-624-6338
1-415-965-4764


Benham Group
Representatives
are available
by telephone
weekdays from
5 a.m. to 5 p.m.
Pacific Time.    (caption on left margin of page)]

BENHAM CALIFORNIA
TAX-FREE AND
MUNICIPAL FUNDS


Prospectus o  October 27, 1995


BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS ("BCTFMF" or the "Trust") is a no-load, open-end management investment company that consists of seven series:

California Tax-Free Money Market Fund
California Municipal Money Market Fund
California Tax-Free Short-Term Fund
California Tax-Free Intermediate-Term Fund
California Tax-Free Long-Term Fund
California Municipal High-Yield Fund
California Tax-Free Insured Fund

Each Fund invests primarily in municipal debt securities that pay interest exempt from federal and California income taxes.

Tax-Free Money Market Fund and Municipal Money Market Fund (collectively, the "Money Market Funds") each seek to maintain a stable $1.00 share price. The other Funds' share prices vary from day to day. These Funds are referred to collectively as the "Variable-Price Funds."


Investments in either of the Money Market Funds listed above or in any other Benham Fund are neither insured nor guaranteed by the U.S. government. There is no assurance that either of these Funds will be able to maintain a $1.00 share price.


Mutual Fund shares are not insured by the FDIC, the Federal Reserve Board, or any other agency.

AS WITH ALL MUTUAL  FUNDS,  THESE  SECURITIES  HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Tax-Free Insured Fund invests primarily in municipal bonds covered by insurance guaranteeing the timely payment of interest and repayment of principal. This insurance is provided by private insurers. The Fund's shares are not insured.


Municipal Money Market Fund and Municipal High-Yield Fund are intended for investors who do not expect to pay alternative minimum taxes. See pages 39 and 40 for details.

Municipal High-Yield Fund invests in lower-quality bonds, also known as "junk bonds." See pages 20 and 21 for a discussion of risks associated with these bonds.

Please read this prospectus carefully and retain it for future reference. It is designed to help you decide whether the Funds' goals match your own. A Statement of Additional Information for the Trust (also dated October 27, 1995) has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference. For a free copy, call or write The Benham Group.


SUMMARY OF FUND EXPENSES


The tables below illustrate the fees and expenses an investor in the Funds would incur directly or indirectly. The figures shown for each Fund are based on historical expenses. There were no adjustments to the expense limitation agreement in effect as of October 27, 1995.

================================================================================
A. SHAREHOLDER TRANSACTION EXPENSES
For All Funds Described in This Prospectus
--------------------------------------------------------------------------------

Sales load imposed on purchases......................... None
Sales load imposed on reinvested dividends.............. None
Deferred sales load..................................... None
Redemption fee.......................................... None
Exchange fee............................................ None


[Please read this Prospectus carefully and retain it for future reference. It is designed to help you decide if the Funds' goals match your own. (caption on right margin of page)]


===================================================================================
B. ANNUAL FUND OPERATING EXPENSES*
As a Percentage of Average Daily Net Assets
-----------------------------------------------------------------------------------

                                       INVESTMENT           12b-1             OTHER         TOTAL FUND
                                        ADVISORY             FEE            EXPENSES         OPERATING
                                           FEE                                               EXPENSES
Tax-Free Money Market Fund                 .29              None               .23             .52%
Municipal Money Market Fund                .29              None               .24             .53%
Tax-Free Short-Term Fund                   .29              None               .22             .51%
Tax-Free Intermediate-Term Fund            .29              None               .19             .48%
Tax-Free Long-Term Fund                    .29              None               .20             .49%
Municipal High-Yield Fund                  .29              None               .22             .51%
Tax-Free Insured Fund                      .29              None               .21             .50%

* Benham Management Corporation (BMC) has agreed to limit each Funds' total operating expenses to specified percentages of each Fund's average daily net assets as illustrated on page 5. These expense limits are effective until May
  31, 1996. The agreement provides that BMC may recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, Fund expenses were less than the expense limit in effect at that time. The expense limitation is subject to annual renewal in June.


Each Fund pays BMC investment advisory fees equal to an annualized percentage of Fund average daily net assets. Other expenses include administrative and transfer agent fees paid to Benham Financial Services, Inc. (BFS).

================================================================================
C. EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------
The following table illustrates the expenses a shareholder would pay on a $1,000 investment in each of the Funds over periods of one, three, five, and ten years. These figures are based on the expenses shown in Table B and assume (i) a 5% annual return and (ii) full redemption at the end of each time period.

                                     1 YEAR      3 YEARS     5 YEARS    10 YEARS

Tax-Free Money Market Fund               5          17          29          65
Municipal Money Market Fund              5          17          30          66
Tax-Free Short-Term Fund                 5          16          29          64
Tax-Free Intermediate-Term Fund          5          15          27          60
Tax-Free Long-Term Fund                  5          16          27          62
Municipal High-Yield Fund                5          16          29          64
Tax-Free Insured Fund                    5          16          28          63

We include this table to help you understand the various costs and expenses that you, as a shareholder, will bear either directly or indirectly. This example should not be considered a representation of past or future expenses or performance; actual expenses may be greater or less than those shown, and the Fund may not realize the 5% hypothetical rate of return required by the SEC for this example.

FINANCIAL HIGHLIGHTS

The information presented on the following pages has been audited by KPMG Peat Marwick LLP, independent auditors. Their unqualified reports on the financial statements and financial highlights are included in the Funds' Annual Reports, which are part of the Funds' Statement of Additional Information.


========================================================================================================================
BENHAM CALIFORNIA TAX-FREE MONEY MARKET FUND
Years ended August 31
------------------------------------------------------------------------------------------------------------------------
                                  1995     1994     1993     1992     1991     1990    1989     1988     1987       1986
PER-SHARE DATA
--------------
Net Asset Value at
Beginning of Period               $1.00    1.00     1.00     1.00     1.00     1.00    1.00     1.00     1.00       1.00

Income From
Investment Operations

Net Investment Income             .0328   .0207    .0209    .0298    .0420    .0510   .0559    .0464    .0383      .0424

Net Realized and
Unrealized Gains (Losses)
on Investments                   (.0003)      0        0        0        0        0       0   (.0053)       0          0
                                  -----    ----     ----     ----     ----     ----    ----     ----     ----       ----
Total Income From
Investment Operations             .0325   .0207    .0209    .0298    .0420    .0510   .0559    .0411    .0383      .0424

Less Distributions

Dividends from Net
Investment Income                (.0325) (.0207)  (.0209)  (.0298)  (.0420)  (.0510) (.0559)  (.0411)  (.0383)    (.0424)

Distributions from Net
Realized Capital Gains              0       0        0        0        0        0       0        0        0          0
                                  -----   -----    -----    -----    -----    -----   -----    -----    -----       ----
Total Distributions              (.0325) (.0207)  (.0209)  (.0298)  (.0420)  (.0510) (.0559)  (.0411)  (.0383)    (.0424)

Net Asset Value at
End of Period                    $ 1.00    1.00     1.00     1.00     1.00     1.00    1.00     1.00     1.00       1.00
                                  =====    ====     ====     ====     ====     ====    ====     ====     ====       ====
TOTAL RETURN*                     3.31%    2.09     2.13     3.00     4.23     5.23    5.70     4.24     3.88       4.39
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------

Net Assets at End of
Period (in millions
of dollars)                     $ 414.1   371.1    338.7    321.3   361.0     463.1   490.7    328.5    318.1      161.5

Ratio of Expenses to
Average Daily
Net Assets                        .52%     .50      .51      .54     .56       .56     .59      .63      .67        .74

Ratio of Net Investment
Income to Average
Daily Net Assets                 3.28%    2.07     2.09     2.98    4.20      5.10    5.59     4.10     3.83       4.24


-----------------
* Total  return  figures  assume  reinvestment  of  dividends  and capital  gain distributions.


================================================================================
BENHAM CALIFORNIA MUNICIPAL MONEY MARKET FUND
YEARS ENDED AUGUST 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------

                                  1995      1994     1993     1992     1991+
PER-SHARE DATA
--------------
Net Asset Value at
Beginning of Period               $1.00     1.00     1.00     1.00     1.00

Income From
Investment Operations

Net Investment Income             .0331    .0213    .0221    .0344    .0293

Net Realized and
Unrealized Gains (Losses)
on Investments                   (.0003)       0        0        0        0
                                  -----     -----    -----    -----    -----
Total Income From
Investment Operations             .0328    .0213    .0221    .0344    .0293

Less Distributions

Dividends from
Net Investment Income            (.0328)  (.0213)  (.0221)  (.0344)  (.0293)

Distributions from Net
Realized Capital Gains                0        0        0        0        0
                                  -----    -----    -----    -----    -----
Total Distributions              (.0328)  (.0213)  (.0221)  (.0344)  (.0293)

Net Asset Value at
End of Period                    $ 1.00     1.00     1.00     1.00     1.00
                                  =====    =====    =====    =====    =====
TOTAL RETURN*                      3.35%    2.15     2.25     3.63     3.04
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------

Net Assets at End of
Period (in thousands
of dollars)                    $ 191,722  243,701  247,621  254,823  136,860

Ratio of Expenses to
Average Daily Net Assets          .53%     .51      .46      .07        0

Ratio of Net Investment
Income to Average
Daily Net Assets                 3.31%    2.13     2.21     3.44     4.39**



-------------
+ From December 31, 1990 (commencement of operations) through August 31, 1991.

* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.

** Annualized.

================================================================================
BENHAM CALIFORNIA TAX-FREE SHORT-TERM FUND
Years ended August 31 (except as noted)
--------------------------------------------------------------------------------

                                   1995     1994      1993      1992+
PER-SHARE DATA
--------------

Net Asset Value at
Beginning of Period            $  10.12    10.34     10.12     10.00

Income From
Investment Operations

Net Investment Income             .4148    .3766     .3840     .1012

Net Realized and
Unrealized Gains (Losses)
on Investments                    .1099   (.1832)    .2227     .1200
                                  -----    -----     -----     -----
Total Income From
Investment Operations             .5247    .1934     .6067     .2212

Less Distributions

Dividends from Net
Investment Income                (.4147)  (.3761)   (.3867)   (.1012)

Distributions from Net
Realized Capital Gains              0        0         0         0

Distributions in Excess
of Net Realized Capital Gains       0     (.0373)      0         0
                                  -----    -----     -----     -----
Total Distributions              (.4147)  (.4134)   (.3867)   (.1012)

Net Asset Value at
End of Period                   $ 10.23    10.12     10.34     10.12
                                  =====    =====     =====     =====

TOTAL RETURN*                      5.33%    1.90      6.15      1.47
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------

Net Assets at End of
Period (in thousands
of dollars)                   $ 104,723  120,627   114,019    52,171

Ratio of Expenses to
Average Daily
Net Assets                        .51%     .51       .36         0

Ratio of Net Investment
Income to Average
Daily Net Assets                 4.10%    3.68      3.76      4.08**

Portfolio Turnover Rate         49.75%   65.66     54.42     19.37


---------------
+ From June 1, 1992 (commencement of operations), through August 31, 1992.

* Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.

** Annualized.

=====================================================================================================================
BENHAM CALIFORNIA TAX-FREE INTERMEDIATE-TERM FUND
Years ended August 31
---------------------------------------------------------------------------------------------------------------------

                                  1995    1994     1993     1992     1991     1990    1989     1988     1987     1986
PER-SHARE DATA
------------------
Net Asset Value at
Beginning of Period              $10.86   11.36    10.85    10.49    10.13    10.14   10.06    10.30    10.56    9.86

Income From
Investment Operations

Net Investment Income             .5414   .5354    .5582    .5853    .6038    .6184   .6305    .6294    .6241   .6890

Net Realized and
Unrealized Gains (Losses)
on Investments                    .2000  (.4104)   .5285    .3600    .3600   (.0100)  .0800   (.2400)  (.2600)  .7000
                                  -----   -----    -----    -----    -----    -----   -----    -----    -----   -----

Total Income From
Investment Operations             .7414   .1250   1.0867    .9453    .9638    .6084   .7105    .3894    .3641  1.3890

Less Distributions

Dividends from Net
Investment Income                (.5414) (.5351)  (.5592)  (.5853)  (.6038)  (.6184) (.6305)  (.6294)  (.6241) (.6890)

Distributions from Net
Realized Capital Gains              0    (.0752)  (.0175)     0        0        0       0        0        0        0

Distributions in Excess
of Net Realized
Capital Gains                       0    (.0147)     0        0        0        0       0        0        0        0

Total Distributions              (.5414) (.6250)  (.5767)  (.5853)  (.6038)  (.6184) (.6305)  (.6294)  (.6241) (.6890)
                                  -----   -----    -----    -----    -----    -----   -----    -----    -----   -----
Net Asset Value at
End of Period                    $11.06   10.86    11.36    10.85    10.49    10.13   10.14    10.06    10.30   10.56
                                   =====   ====     ====     ====     ====     ====    ====     ====     ====    ====
TOTAL RETURN*                      7.09%   1.11    10.42     9.18     9.74     6.16    7.28     3.90     3.53   14.52
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------

Net Assets at End of
Period (in millions
of dollars)                     $ 417.6   448.3    444.5    305.0    241.5    191.2   167.4    157.3    167.0   124.9

Ratio of Expenses to
Average Daily
Net Assets                        .48%     .48      .50      .52      .55      .58     .60      .64      .67     .74

Ratio of Net Investment
Income to Average
Daily Net Assets                 5.02%    4.82     5.05     5.50     5.84     6.08    6.25     6.19     5.92    6.71

Portfolio
Turnover Rate                   25.44%   43.80    26.76    48.70    28.58    20.05   39.89    47.01    51.94   23.32


-----------------
* Total  return  figures  assume  reinvestment  of  dividends  and capital  gain distributions.


======================================================================================================================
BENHAM CALIFORNIA TAX-FREE LONG-TERM FUND
Years ended August 31
----------------------------------------------------------------------------------------------------------------------

                                  1995    1994     1993     1992     1991     1990    1989     1988     1987     1986
PER-SHARE DATA
------------------
Net Asset Value at
Beginning of Period              $10.88   12.02    11.44    11.00    10.45    10.67   10.36    10.54    11.42    10.15

Income From
Investment Operations

Net Investment Income             .6229   .6266    .6649    .6878    .6987    .7060   .7388    .7436    .7675    .8308

Net Realized and
Unrealized Gains (Losses)
on Investments                    .1183  (.7101)   .8460    .4400    .5500   (.2200)  .3100   (.1800)  (.8011)  1.2700
                                  -----   -----    -----    -----    -----    -----   -----    -----    -----    -----
Total Income (Loss) From
Investment Operations             .7412  (.0835)  1.5109   1.1278   1.2487    .4860  1.0488    .5636   (.0336)  2.1008

Less Distributions

Dividends from Net
Investment Income                (.6231) (.6261)  (.6658)  (.6878)  (.6987)  (.7060) (.7388)  (.7436)  (.7675)  (.8308)

Distributions from Net
Realized Capital Gains           (.0581) (.4304)  (.2651)     0        0        0       0        0     (.0789)     0
                                  -----   -----    -----    -----    -----    -----   -----    -----    -----    -----
Total Distributions              (.6812)(1.0565)  (.9309)  (.6878)  (.6987)  (.7060) (.7388)  (.7436)  (.8464)  (.8308)

Net Asset Value at
End of Period                    $10.94   10.88    12.02    11.44    11.00    10.45   10.67    10.36    10.54    11.42
                                  =====   ====     ====     ====     ====     ====    ====     ====     ====     ====
TOTAL RETURN*                     7.21%   (.78)    14.02    10.58    12.26     4.66   10.39     5.61     (.31)   21.53
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------

Net Assets at End of
Period (in millions
of dollars)                      $276.1   277.5    338.1    275.9    247.2    197.4   179.7    143.2    179.5    196.7

Ratio of Expenses to
Average Daily
Net Assets                         .49%    .48      .49      .52      .55      .57     .58      .63      .65      .74

Ratio of Net Investment
Income to Average
Daily Net Assets                  5.84%   5.51     5.76     6.14     6.48     6.64    6.98     7.19     6.87     7.70

Portfolio
Turnover Rate                    59.92%  61.93    55.11    71.59    37.80    74.11   78.08    34.52    81.54    47.50

---------------
* Total  return  figures  assume  reinvestment  of  dividends  and capital  gain distributions.


=============================================================================================================
BENHAM CALIFORNIA  MUNICIPAL HIGH-YIELD FUND
Years ended August 31 (except as noted)
-------------------------------------------------------------------------------------------------------------

                                  1995     1994     1993     1992     1991     1990    1989     1988     1987+
PER-SHARE DATA
------------------
Net Asset Value at
Beginning of Period              $ 9.06    9.66     9.12     8.84     8.54     8.68    8.45     8.69     10.00

Income From
Investment Operations

Net Investment Income             .5612   .5629    .5703    .5809    .5879    .6266   .6611    .6527     .4509

Net Realized and
Unrealized Gains (Losses)
on Investments                    .0497  (.4793)   .5401    .2800    .3000   (.1400)  .2300   (.2400)  (1.3100)
                                  -----   -----    -----    -----    -----    -----   -----    -----    ------
Total Income (Loss)
From Investment
Operations                        .6109   .0836   1.1104    .8609    .8879    .4866   .8911    .4127    (.8591)

Less Distributions

Dividends from Net
Investment Income                (.5609) (.5627)  (.5704)  (.5809)  (.5879)  (.6266) (.6611)  (.6527)   (.4509)

Distributions from Net
Realized Capital Gains              0    (.1208)     0        0        0        0       0        0         0

Distributions in Excess
of Net Realized
Capital Gains                       0    (.0001)     0        0        0        0       0        0         0
                                  -----   -----    -----    -----    -----    -----   -----    -----    ------
Total Distributions              (.5609) (.6836)  (.5704)  (.5809)  (.5879)  (.6266) (.6611)  (.6527)   (.4509)

Net Asset Value at
End of Period                    $ 9.11    9.06     9.66     9.12     8.84     8.54    8.68     8.45     8.69
                                  =====   =====    =====    =====    =====    =====   =====    =====   ======
TOTAL RETURN*                      7.09%    .87    12.61    10.11    10.75     5.77   10.86     5.17   (10.19)
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of
Period (in millions
of dollars)                     $ 116.2  116.0     114.6    80.0      65.7     44.6    32.6     13.2      8.4
Ratio of Expenses to
Average Daily
Net Assets                        .51%    .51       .55     .56       .50      .24       0        0        0
Ratio of Net Investment
Income to Average
Daily Net Assets                  6.30%   6.02      6.14    6.54      6.79     7.23    7.67     7.85    7.50**
Portfolio
Turnover Rate                    40.00%  42.55     27.40   32.51     47.41   103.74   49.54   142.86   57.42


---------------------
+  From December 30, 1986 (commencement of operations) through August 31, 1987.
*  Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
** Annualized.


======================================================================================================================
BENHAM CALIFORNIA TAX-FREE INSURED FUND
Years ended August 31 (except as noted)
----------------------------------------------------------------------------------------------------------------------

                                         1995     1994     1993     1992     1991    1990     1989     1988     1987+
PER-SHARE DATA
------------------
Net Asset Value at
Beginning of Period                      $ 9.67    10.64    9.97     9.47     9.00    9.23     8.80     9.07     10.00

Income From
Investment Operations

Net Investment Income                     .5320    .5267   .5470    .5705    .5733   .5889    .6026    .6246     .4370

Net Realized and
Unrealized Gains (Losses)
on Investments                            .2200   (.6922)  .7588    .5000    .4700  (.2300)   .4300   (.2700)   (.9300)
                                          -----    -----   -----    -----    -----   -----    -----    -----     ------
Total Income (Loss) From
Investment Operations                     .7520   (.1655) 1.3058   1.0705   1.0433   .3589   1.0326    .3546    (.4930)

Less Distributions

Dividends from Net
Investment Income                        (.5320)  (.5263) (.5477)  (.5705)  (.5733) (.5889)  (.6026)  (.6246)   (.4370)

Distributions from Net
Realized Capital Gains                      0     (.2082) (.0881)      0        0       0        0        0         0

Distributions in Excess
of Net Realized
Capital Gains                               0     (.0700)     0        0        0       0        0        0         0
                                          -----    -----    -----    -----    -----   -----    -----    -----    ------
Total Distributions                      (.5320)  (.8045) (.6358)  (.5705)  (.5733) (.5889)  (.6026)  (.6246)   (.4370)

Net Asset Value at
End of Period                            $ 9.89     9.67   10.64     9.97     9.47    9.00     9.23     8.80      9.07
                                          =====    =====   =====    =====    =====   =====    =====    =====    ======
TOTAL RETURN*                              8.09%   (1.68)  13.74    11.67    11.87    3.96    12.04     4.58     (8.51)
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of
Period (in millions
of dollars)                             $ 178.9    189.4    223.4    146.0    95.0    60.0     42.6     29.5     12.7

Ratio of Expenses to
Average Daily
Net Assets                                 .50%     .49      .52      .55     .59     .61      .66       0        0

Ratio of Net Investment
Income to Average
Daily Net Assets                          5.54%    5.20     5.37     5.90    6.18    6.43     6.62     7.39     7.11**

Portfolio
Turnover Rate                            40.45%    47.12   60.94    53.73   37.59  117.47    73.02   145.29    21.04

-------------------
+  From December 30, 1986 (commencement of operations) through August 31, 1987.
* Total  return  figures  assume  reinvestment  of  dividends  and capital  gain distributions and are not annualized.
** Annualized.


HOW THE FUNDS WORK

The following pages contain a discussion of each Fund's investment objective and policies. See "About the Funds' Investments" beginning on page 22 for a more detailed discussion of the types of securities the Funds may buy and the risks associated with them.

INVESTMENT OBJECTIVES
The investment objective of Tax-Free Money Market Fund, Municipal Money Market Fund, Tax-Free Short-Term Fund, Tax-Free Intermediate-Term Fund, and Tax-Free Long-Term Fund is to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management and conservation of shareholders' capital.

Municipal High-Yield Fund seeks to provide as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies, which permit investment in lower-rated and unrated municipal securities.

Tax-Free Insured Fund seeks to provide as high a level of current income exempt from federal and California income taxes as is consistent with safety of principal through investment in insured California municipal securities.

The Funds' investment objectives are fundamental and may not be changed without shareholder approval. Unless otherwise noted, the other policies described in this Prospectus are not fundamental and may be changed by the board of trustees without shareholder vote. There is no guarantee that the Funds will achieve their investment objectives.

INVESTMENT POLICIES
With the exception of the Municipal Money Market Fund, each Fund is a "diversified company" as defined in the Investment Company Act of 1940. This means that, with respect to 75% of its total assets, each Fund will not invest more than 5% of its total assets in the securities of a single issuer. The Municipal Money Market Fund is non-diversified and is not limited by this restriction.

To meet federal tax requirements for qualification as a regulated investment company, each Fund must limit its


[The Funds are designed for investors seeking income exempt from federal and California income taxes. (caption on right margin of page)]

[Each Fund intends to remain fully invested in municipal obligations. (caption on left margin of page)]

investments so that at the close of each quarter of its taxable year (i) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company), and (ii) with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer.

Each Fund intends to remain fully invested in municipal obligations. As a fundamental policy, each Fund will invest at least 80% of its net assets in California municipal obligations. The remaining 20% of net assets may be invested in (i) municipal obligations issued in other states, (ii) municipal obligations issued by territories or possessions of the U.S., such as Puerto Rico, and (iii) U.S. government obligations. For temporary defensive purposes, each Fund may invest more than 20% of its net assets in these obligations. For liquidity purposes, each Variable-Price Fund may invest up to 5% of its total assets in shares of the Money Market Funds.


The Fund will invest at least 80% of its net assets in obligations with interest exempt from the regular federal income tax, including the alternative minimum tax.


Fund-specific investment policies are set forth in the following paragraphs.

Quality and Maturity Criteria For The
Money Market Funds:
BMC follows regulatory guidelines on quality and maturity for the Money Market Funds' investments, which are designed to help maintain a stable $1.00 share price. In particular, each Fund

(1) Buys only U.S. dollar-denominated obligations with remaining maturities of 13 months or less (and variable- and floating-rate obligations with demand features that effectively shorten their maturities to 13 months or less);

(2) Maintains a dollar-weighted average maturity of 60 days or less; and

(3) Restricts its investments to high-quality obligations determined by BMC, pursuant to guidelines established by the board of trustees, to present minimal credit risks.

To be considered high-quality, an obligation must be

(1) A U.S. government obligation; or

(2) Rated (or issued by an issuer rated with respect to a class of comparable short-term debt obligations) in one of the two highest rating categories for short-term obligations by at least two rating agencies (or one if only one has rated the obligation); or

(3) An unrated obligation judged by BMC, pursuant to guidelines established by the board of trustees, to be of quality comparable to the securities listed above.


While it adheres to the same quality and maturity criteria as Tax-Free Money Market Fund, Municipal Money Market Fund may purchase private activity municipal securities. The interest from these securities is treated as a tax-preference item in calculating federal alternative minimum tax (AMT) liability. In the past, private activity securities have provided somewhat higher yields than comparable municipal securities whose interest is not a tax-preference item. Under normal circumstances, BMC expects to invest between 50% and 80% of Municipal Money Market Fund's total assets in private activity securities. Therefore, the Fund is designed for investors who do not expect to pay alternative minimum taxes. See pages 39 and 40 for more information.


Variable-Price Funds
Tax-Free  Short-Term  Fund,  Tax-Free   Intermediate-Term   Fund,  and  Tax-Free
Long-Term Fund have identical policies governing the quality of securities in which they may invest. The Funds differ in their maturity criteria as follows:

Tax-Free Short-Term Fund invests primarily in short-term California municipal obligations with maturities ranging from less than one year to five years. Weighted average portfolio maturity: one to five years.

Tax-Free   Intermediate-Term   Fund  invests   primarily  in   intermediate-term
California municipal obligations with maturities of four or more years. Weighted average portfolio maturity: five to ten years.

Tax-Free Long-Term Fund invests primarily in long-term California municipal obligations with maturities of seven or more years. Weighted average portfolio maturity: ten or more years.

In terms of quality, each of these three Funds restricts its investments to

(1) Municipal bonds rated, when acquired, within the three highest categories designated by a rating agency;
(2) Municipal notes (including variable-rate demand obligations) and tax-exempt commercial paper rated, when acquired, within the two highest categories designated by a rating agency; and

(3) Unrated obligations judged by BMC, under the direction of the board of trustees, to be of quality comparable to the securities listed above.


Like Tax-Free Long-Term Fund, Municipal High-Yield Fund invests primarily in long- and intermediate-term California municipal obligations and maintains a weighted average portfolio maturity of ten or more years. Although Municipal
High-Yield Fund typically invests a significant portion of its assets in investment-grade bonds, BMC does not adhere to specific rating criteria in selecting investments for this Fund. The Fund invests in securities rated or judged by BMC to be of below investment-grade quality (e.g., bonds rated BB/Ba or lower, which are sometimes referred to as "junk bonds") or unrated bonds. Under normal conditions, the Fund must invest 65% of its assets in below investment grade securities.


Many issuers of medium- and lower-quality bonds choose not to have their obligations rated, and a large portion of Municipal High-Yield Fund's portfolio may consist of obligations that, when acquired, were not rated. While there is no limit on the percentage of assets the Fund may invest in unrated securities, BMC will not select investments for the Fund that, at the time of purchase (i) are not paying interest, (ii) are rated C (lowest grade) by Moody's Investors
Service,  Inc.  (Moody's) or C or D by Standard & Poor's  Corporation  (S&P), or
(iii) are considered by BMC, under the direction of the trustees, to be of a quality as low as obligations rated C or D by

Moody's or S&P. See the Appendix on page 47 for a summary of bond ratings and a breakdown of ratings assigned to securities held by the Fund during fiscal 1995.


Municipal High-Yield Fund may invest in investment-grade municipal obligations if BMC considers it appropriate to do so. Investments of this nature may be made due to market considerations (e.g., a limited supply of medium- and lower-grade municipal obligations) or to increase liquidity of the Fund. Investing in high-grade obligations may lower the Fund's return.


Municipal High-Yield Fund may purchase private activity municipal securities. The interest from these securities is treated as a tax-preference item in calculating federal alternative minimum tax (AMT) liability. Under normal circumstances, the advisor expects to invest between 10% and 30% of the Fund's total assets in private activity securities. Therefore, the Fund is better suited for investors who do not expect alternative minimum tax liability. See pages 39 and 40 for more information.


Tax-Free Insured Fund invests primarily in long-term municipal obligations covered by insurance guaranteeing the timely payment of interest and repayment of principal. The Fund maintains a weighted average portfolio maturity of ten or more years.

Under normal conditions, at least 65% of the Fund's total assets are invested in insured municipal obligations. Securities held by the Fund may be (i) insured under a new-issue insurance policy obtained by the issuer of the security, (ii) insured under a secondary market insurance policy purchased by the Fund or a previous bondholder, (iii) insured under a "while-in-portfolio" insurance policy purchased by the Fund, (iv) secured by an escrow or trust account holding U.S. government securities, or (v) rated AAA by a rating agency based upon the issuer's credit quality.

Tax-Free Insured Fund may also invest in short-term securities carrying one of the two highest ratings designated by a rating agency. For more information about the Fund's insurance feature, see page 21.

[The Fund's yields and share prices are affected by political and economic developments within the State of California. (caption on left margin of page)]


Each Fund has fundamental investment restrictions that cannot be changed without shareholder approval. For lists of these restrictions, please see the Statement of Additional Information.


INVESTMENT CONSIDERATIONS


Benham's California tax-free and municipal funds are designed for individuals in upper tax brackets seeking income free from federal and California personal income taxes. By themselves, they do not constitute balanced investment plans. When choosing between the Funds, you should consider relative yield potential together with potential changes in share price, because these two factors determine each Fund's total return to investors.

The Money Market Funds may be appropriate for investors who would like to (i) earn income at tax-exempt money market rates while preserving their investment or (ii) use a money market fund as part of a long-term, balanced investment portfolio consisting of money market instruments, bonds, and stocks.

The Variable-Price Funds are quite distinct from one another; these Funds offer a range of potential for income and total return based on their respective quality and maturity criteria. Risk factors you should consider before making an investment in one or more of the Funds are described in the following paragraphs.

Interest Rate Risk: One feature the Funds have in common is their susceptibility to changing interest rates. For the Money Market Funds, changing interest rates affect the level of income the Funds generate for shareholders. For the Variable-Price Funds, changing interest rates affect not only the level of income the Funds generate for shareholders, but their share prices as well. In general, when interest rates rise, the Variable-Price Funds' share prices decline; when interest rates decline, the Variable-Price Funds' share prices rise.

This pattern is due to the time value of money. A bond's worth in large part is determined in part by the present value of its future cash flows. Since long-term bonds are repaid further in the future, changing interest rates, in general, have a greater effect on the present value of a long-term bond than a short-term bond.

Credit Risk: In selecting investments for each Fund, BMC carefully considers the creditworthiness of parties to be relied upon for the timely payment of interest and repayment of principal. In many cases, these parties include not only the issuer of the obligation, but a bank or other financial intermediary who offers a letter of credit or another form of guarantee on the obligation.

Liquidity Risk: Securities ratings reflect the opinions of the rating agencies that issue them and are not absolute standards of quality. Due to the cost of obtaining credit ratings, some issuers forego them. BMC may buy unrated bonds for the Funds if these securities are judged to be of a quality consistent with the Funds' investment policies. Similarly, on behalf of the Variable-Price Funds, BMC may purchase securities whose ratings are not consistent with the Funds' rating criteria, but which BMC judges to present credit risks consistent with the Funds' investment policies. With the exception of Municipal High-Yield Fund (which may invest without limitation in unrated securities), each Fund may invest up to 10% of its net assets in unrated securities. Unrated securities may be less liquid than rated securities.


Concentration Risk: Each Fund may invest 25% or more of its total assets in obligations generating income from similar types of projects (in particular, projects in health care, electric, water/sewer, education, and transportation). Political or economic developments affecting a single issuer or industry or similar types of projects may have a significant effect on Fund performance.


Call Risk: Many municipal obligations are issued with a call date (a date on which the issuer has reserved the right to redeem the obligation prior to maturity). An obligation may be called for redemption before BMC would otherwise choose to eliminate it from a Fund's portfolio. A call may also reduce an obligation's yield to maturity.

California Obligations
Because the Funds invest primarily in California municipal securities, each Fund's yield and share price are affected by political and economic developments within the State of California.

[In its pursuit of high current yields, Municipal High-Yield Fund may invest in lower-rated bonds and unrated bonds of comparably low quality. These Bonds are considered to be speculative. (caption on left margin of page)]



California municipal budgets have been severely strained in recent years. "Proposition 13" and similar California constitutional, statutory, and legislative initiatives have restricted the ability of California taxing entities to increase real property taxes and other tax revenues.


State and local revenues are also adversely affected by the recent recession, the worst in the state since the 1930's. California has experienced a net loss of approximately 750,000 jobs since 1990, but net job growth has occured since early 1994. The state government's response to these events has resulted in reductions in the amount of or rate of growth in aid to counties, cities, and school districts. These reductions may, in turn, affect these entities' ability to make scheduled payments of interest and principal on outstanding debt obligations.

For further information about the risks associated with investing in California obligations, please see the Statement of Additional Information.

Special Considerations Regarding Municipal
High-Yield Fund
Municipal High-Yield Fund is designed for long-term investors who can accept the risks associated with seeking a high level of current income from long- or intermediate-term, medium- or lower-quality California municipal bonds.

Medium- to lower-rated and unrated municipal bonds frequently are traded in markets with a limited number of participants. These conditions may limit the availability of bonds eligible for purchase by the Fund and the availability of ready buyers for bonds BMC wants to sell on behalf of the Fund. Adverse publicity and changing investor perceptions, whether or not they are based on fundamental analysis, may affect the value and liquidity of lower-quality bonds, especially in a thinly traded market.

Lower-quality and unrated bonds may be more sensitive to adverse economic changes in specific localities or among specific types of projects and generally are regarded as speculative. There is no guarantee that interest payments or principal repayments will be made when due. A delay in debt service payment or other deterioration in credit quality could negatively affect the Fund's performance.


However, under the direction of the trustees, BMC attempts to reduce the risks of investing in medium- and lower-rated and unrated municipal obligations through active portfolio management, diversification, thorough credit analysis, and attention to developments and trends in the economy and the financial markets. More than the other Funds described in this Prospectus, Municipal High-Yield Fund relies on BMC's credit analysis to achieve its investment objective.


Tax-Free Insured Fund: Insurance Feature
Insurance attached to securities held in Tax-Free Insured Fund's portfolio provides for the timely payment of interest and repayment of principal on those securities; however, this insurance does not guarantee the market value of the securities or the value of the Fund's shares.

A bond issuer may purchase new-issue insurance to enhance the credit quality of a security. By paying a premium and meeting the insurer's underwriting standards, the bond issuer obtains a credit rating for its bonds comparable to the rating assigned to the insurer's claims-paying ability.

A bondholder may purchase a secondary market insurance policy for a particular bond after it is issued. The Fund expects to limit its purchases of securities insured under new-issue or secondary market insurance policies to those insured by companies whose claims-paying ability is rated AAA by a rating agency at the time of purchase. New-issue and secondary market insurance policies cannot be canceled; they continue in force as long as the bonds are outstanding.

The Fund has a standing arrangement with AMBAC Indemnity Corporation (AMBAC) to obtain "when-in-portfolio" insurance on eligible securities that (i) are not otherwise insured by new-issue or secondary market insurance and (ii) require insurance coverage pursuant to the Fund's investment policies. If this when-in-portfolio insurance were used, it would continue in force only as long as the insured security were held in the Fund's portfolio. AMBAC's claims-paying ability has been rated AAA by S&P and Aaa by Moody's.

[Municipal securities may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. (caption on left margin of page)]


ABOUT THE FUNDS' INVESTMENTS
Municipal Securities
Municipal securities are issued to raise money for a variety of public purposes, including general financing for state and local governments as well as financing for specific projects and public facilities. Municipal securities may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The following pages provide a brief description of some of the securities the Funds may buy. However, the Funds are not limited by this discussion and may buy other types of securities and enter into other types of transactions that meet the Funds' respective quality, maturity, and liquidity requirements.

Municipal notes typically have maturities of 13 months and are used to provide short-term capital or to meet cash flow needs.

General obligation bonds are backed by the taxing power of the issuer. Revenue bonds are backed by the revenues derived from a specific project, system, or facility. Industrial development bonds are a type of revenue bond backed by the credit of a private issuer.


Variable- and floating-rate demand obligations have interest rate adjustment formulas designed to stabilize their market values. These obligations typically have original maturities of 13 months but carry demand features permitting the holders to demand repayment of principal at any time or at specified intervals. With respect to the Money Market Funds, such intervals may not exceed 13 months.


Municipal lease obligations are issued by state and local governments to acquire land, construct facilities, and purchase equipment. These obligations typically are not fully backed by the issuing municipality's ability to assess taxes to meet its debt obligations. If the state or local government does not make appropriations for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and loss to investors.

Prior to purchasing a municipal lease obligation (or a participation interest in such an obligation) and on a regular basis thereafter, BMC evaluates the credit quality and liquidity of the obligation by considering factors such as the necessity of the project; the issuer's credit quality, future borrowing plans, and sources of revenue pledged for lease repayment; general economic conditions in the region where the security is issued; and liquidity indicators, such as dealer activity.

Zero-coupon municipal securities do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Calculations of the Funds' daily dividends take into account as income a portion of the difference between these securities' purchase prices and their face values. Because zero-coupon securities do not pay current income, their prices can be very volatile when interest rates change.

Municipal Derivatives
The Funds may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement whose value is based on, or "derived" from, a traditional security, asset, or market index. Some derivatives are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There is a range of risks associated with different types of derivatives and their various uses. The Funds may use derivatives to enhance return when BMC believes the investment will assist the Funds in achieving their investment objectives. The Funds will not use derivatives for leverage or other speculative purposes.


Municipal derivatives the Funds may use and some of their associated risks are described below (Tender Option Bonds and Inverse Floaters). In addition, the Variable-Price Funds may invest in futures and options as described on page 25.

Tender option bonds (TOBs) are created by coupling an intermediate- or long-term fixed-rate tax-exempt bond with a tender agreement that gives the holder the option to tender the bond at face value. Tender option bonds purchased by the Funds typically are structured with seven-day put features attached and pay interest at rates that are reset weekly. The Funds may use tender option bonds as an alternative to purchasing out-of-state paper when high-quality short-term California securities are scarce.

A sponsor may terminate a tender option agreement if, for example, the issuer of the underlying bond defaults on interest payments, or the underlying bond is downgraded or becomes taxable. In such cases, a Fund might then own a bond that does not meet the Fund's quality or maturity criteria and whose value does not equal the Fund's valuation of the tender option bond.

BMC monitors the credit quality of bonds underlying the Funds' tender option bond holdings and will sell or put back a tender option bond if the rating on the underlying bond falls below the second-highest rating designated by a rating agency. In addition, each Fund limits its investments in tender option bonds to 15% of net assets.

Inverse floaters bear interest rates that move inversely to market interest rates. As market interest rates rise, the interest rate on an inverse floater goes down, and vice versa. Generally, the interest rate on the inverse floater is computed as the difference between an above-market fixed rate of interest and a floating rate determined by reference to a market-based or bond-specific interest rate.

Since inverse floaters typically have durations twice as long as long-term bonds, they may be twice as volatile as long-term bonds when market interest rates change. In addition, the market for inverse floaters is relatively new, and there is no guarantee that BMC will find a ready buyer for inverse floaters.

The Variable-Price Funds may use inverse floaters to manage duration and generate higher tax-exempt yields than are offered by other instruments. Each Variable-Price Fund may invest up to 10% of its net assets in inverse floaters; the Money Market Funds will not invest in inverse floaters.

INVESTMENT PRACTICES

When-Issued and Forward-Commitment Agreements
When-issued securities and forward-commitment agreements fix a security's price and yield for future payment and delivery. A segregated account will be established, however the Fund receives no income prior to delivery. The market value of a security may change during this period, or a party to the agreement may fail to pay for the security. Either of these situations could affect the market value of a Fund's assets.

Cash Management (Variable-Price Funds)
For cash management purposes, each of the Variable-Price Funds may invest up to 5% of its assets in any Benham money market fund, provided that the investment is consistent with the Funds' policies and restrictions.

Futures and Options Contracts (Variable-Price Funds)
The Variable-Price Funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index.

Some futures contract strategies present a substantial risk of loss, due to both the low margin deposits required and the high degree of leverage involved in futures pricing. A relatively small movement in a futures contract may result in immediate, substantial gains or losses to the contract holder. Gains from futures and options transactions are subject to federal income tax when distributed to shareholders.

Restricted and Illiquid Securities

A portion of each Fund's assets may be invested in obligations that are subject to restrictions on resale (restricted securities). Certain restricted securities may be deemed liquid pursuant to guidelines established by the board of trustees. No more than 10% of each Fund's net assets may be invested in illiquid securities.

Other Investment Management Techniques
BMC may buy other types of securities or employ other portfolio management techniques on behalf of the Funds. When SEC guidelines require it to do so, a Fund will set aside cash or appropriate liquid assets in a segregated account to cover its portfolio obligations. See the Statements of Additional Information for a more detailed discussion of those investments and some of the risks associated with them.

PERFORMANCE

Mutual fund performance is commonly measured as yield or total return, which is based on historical fund performance and may be quoted in advertising and sales

[Performance data and a discussion of factors that affected performance during the Fund's most recent reporting period are included in the Fund's semiannual and annual reports to shareholders. (caption on left margin of page)]


literature. Past performance is no guarantee of future results.

For each of the Money Market Funds, yields are calculated based on the income generated by an investment in the Fund over a seven-day period, expressed as an annual percentage rate. The Funds' effective yields are calculated similarly, although they will be slightly higher than the Funds' yields because they assume that income earned from the Funds' investments is reinvested.

For each of the Variable-Price Funds, yields are a way of showing the rate of income a Fund earns on its investments as a percentage of its share price. To calculate yield, a Fund takes the interest it earned from its portfolio of investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on its share price at the end of the 30-day period.

The Variable-Price Funds' yields are calculated according to methods that are standardized for all stock and bond funds. Because these yield calculation methods differ from the methods used for other accounting purposes, a Variable-Price Fund's yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

Each Fund may quote state tax-equivalent yields, which show the state taxable yields an investor would have to earn before taxes to equal the Fund's state tax-free yields. You can calculate your state tax-equivalent yield for any state tax-free fund using the following equation:

    Fund's State Tax-Free Yield               Your State
    ---------------------------       =      Tax-Equivalent
    100% - Your State Tax Rate                   Yield

For example, if your state tax rate were 11% and a fund's state tax-free yield were 5%, your calculation would be as follows:


    .05                            A state tax-free yield
  -------   =  .056   =   5.6%      of 5% is equal to
  1 - .11                          a state taxable yield
                                          of 5.6%.

In this example, your return would be higher from a state tax-free investment yielding 5% if taxable yields (on investments with comparable quality and maturity characteristics) were less than 5.6%. If only a portion of a Fund's income were state tax exempt, only that portion would be adjusted in the calculation.

Total return represents the Fund's changes over a specified time period, assuming reinvestment of dividends and capital gains, if any. Cumulative total return illustrates the Fund's actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that illustrates the annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over an entire period. Average annual total returns smooth out variations in the Fund's performance; they are not the same as year-by-year results.


Performance data and a discussion of factors that affected performance during the Fund's most recent reporting period are included in the Fund's semiannual and annual reports to shareholders. These reports are routinely delivered to the Fund's shareholders. For a free copy, call one of the Fund Information numbers on page 29.


SHARE PRICE


The price of your shares is their net asset value next determined after receipt of your instruction to purchase, convert or redeem. Net asset value is determined by calculating the total value of a Fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. Net asset value is determined on each day that the New York Stock Exchange is open.

Investments and requests to redeem shares will receive the share price next determined after receipt by Benham of the investment or redemption request. For example, investments and requests to redeem shares received by Benham before the close of business on the New York Stock Exchange are effective on, and will receive the price determined, that day as of the close of the Exchange. Redemption requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on, the next day the Exchange is open.

Investments are considered received only when your check or wired funds are received by Benham. Wired funds are considered received on the day they are deposited in Benham's bank account if they are deposited before the close of business on the Exchange, usually 1:00 p.m. Pacific Time.

Investments by telephone pursuant to your prior authorization to Benham to draw on your bank account are considered received at the time of your telephone call.

Investment and transaction instructions received by Benham on any business day by mail at its office prior to the close of business on the Exchange, usually 1:00 p.m. Pacific Time, will receive that day's price. Investments and instructions received after that time, will receive the price determined on the next business day.


Securities held by the Money Market Funds are valued on the basis of amortized cost. This method involves initially valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase, rather than determining the security's market value from day to day.

Most securities held by the Variable-Price Funds are priced at their market value if market quotations are readily available. If market quotations are not readily available, securities are priced at fair value under the direction of the Funds' board of trustees.

HOW TO INVEST


To open an account, you must complete and sign an application. If an application is not enclosed with this Prospectus, you may request one by calling one of the Fund Information numbers listed below. If you prefer, we will fill out your application over the telephone and mail it to you for your signature.

Your investment will be credited to your account at the next NAV calculated after The Benham Group or an authorized subtransfer agent receives and accepts your order. Payment of redemption proceeds may be delayed until we have your completed application on file and your investment matures (i.e., clears). See pages 35 and 36 for details.


Benham Group Representatives are available at the telephone numbers listed below weekdays from 5:00 a.m. to 5:00 p.m. Pacific Time. For your protection, Benham records all telephone conversations with its telephone representatives.

Fund Information: for information about any Benham fund or other investment product, call 1-800-331-8331 or 1-415-965-4274.


Investor Services: to open an account or make transactions in an existing account, call 1-800-321-8321 or 1-415-965-4222.


Benham shareholders may make transactions and obtain prices, yields, and total return information for all Benham funds with TeleServ, our 24-hour automated telephone information service. Dial 1-800-321-8321 and press 1.

HOW TO BUY SHARES

================================================================================
METHOD           INSTRUCTIONS
--------------------------------------------------------------------------------

By Check         Minimum initial investment: $1,000
                 Minimum additional investment: $100

                 Make your investment check payable to The Benham Group. Mail the check with your completed application to

                 The Benham Group
                 P.O. Box 7730
                 San Francisco, California 94120-9853

                 For additional investments, enclose an investment slip preprinted with the account number to which your investment should be credited. If the payee information provided on the check does not agree with the information preprinted on the investment slip, we will follow the instructions preprinted on the slip.

                 If you do not have a preprinted investment slip, send your check with separate written instructions indicating the fund name and the account number. If the payee information provided on the check does not agree with the written instructions, we will follow the written instructions.

                 You may also invest your check in person at a Benham Investor Center. One is located at 1665 Charleston Road in Mountain View, California; the other is located at 2000 South Colorado Boulevard, Suite 1000, in Denver, Colorado.

                 We will not accept cash investments or third-party checks. We will, however, accept properly endorsed second-party checks made payable to the investor(s) to whose account the investment is to be credited.

                 We will also accept checks drawn on foreign banks or foreign branches of domestic banks and checks that are not drawn in U.S. dollars (U.S. $100 minimum). The cost of collecting payment on such checks will be passed on to the investor. These costs may be substantial, and settlement may involve considerable delays.

                 Investors will be charged $5 for every investment check returned unpaid.

================================================================================
METHOD           INSTRUCTIONS
--------------------------------------------------------------------------------

By Bank Wire     Minimum initial investment: $25,000
                 Minimum additional investment: $100

                 If you wish to open an account by bank wire, please call our Investor Services Department for more information and an account number. Bank wire investments should be addressed as follows:

                 State Street Bank and Trust Company
                 Boston, Massachusetts
                 ABA Routing Number 011000028
                 Beneficiary = Benham California Tax-Free and Municipal Funds:
                 [Name of Fund]
                 AC [State Street Fund Account Number (see below)]
                 FBO [Your Name, Your Benham Fund Account Number]

                 Benham Fund Names and State Street Fund
                 Account Numbers:

                 Tax-Free Money Market Fund                           0505 922 5
                 Municipal Money Market Fund                          0505 923 3
                 Tax-Free Short-Term Fund                             0505 886 2
                 Tax-Free Intermediate-Term Fund                      0505 920 9
                 Tax-Free Long-Term Fund                              0505 930 8
                 Municipal High-Yield Fund                            0505 918 3
                 Tax-Free Insured Fund                                0505 919 1
--------------------------------------------------------------------------------

By Exchange      Minimum initial investment: $1,000
                 Minimum additional investment: $100

                 You may exchange your shares for shares of any other Benham fund registered for sale in your state if you have received the fund's prospectus. Exchanges may be made by telephone (for identically registered accounts only), by written request, or in person. Certain restrictions apply; please see pages 32 and 33 for details. You may open a new account by exchange, provided that you meet the minimum initial investment requirement.

--------------------------------------------------------------------------------
Automatic        Minimum: $25
Investment
Services         These services are offered with respect to additional
                 investments only. See details on page 34

[The free exchange privilege is a convenient way to buy shares in other Benham funds if your investment goals change. (caption on left margin of page)]


Processing Your Purchase

Shares will be purchased at the next NAV calculated after your investment is received and accepted by The Benham Group or an authorized subtransfer agent. Investments received and accepted before the close of business of the NYSE, normally 1:00 p.m. Pacific Time, will be included in your account balance the same day. After the close of business of the NYSE, usually 1:00 p.m. Pacific Time, they will be credited the following business day. The Funds reserve the right to refuse any investment.

Telephone Transactions
Shareholders may order certain transactions (e.g., exchanges, wires, some types of redemptions) by telephone. This privilege is granted to Benham fund shareholders automatically; you need not specifically request this service, and you may not specifically decline it.

The Benham Group will not be liable for losses resulting from unauthorized or fraudulent instructions if it follows procedures designed to verify the caller's identity. BMC will request personal identification, record telephone calls, and send confirmation statements for every telephone transaction to the shareholder's record address. The Funds reserve the right to revise or terminate telephone transaction privileges at any time.

Confirmation and Quarterly Statements

All transactions are summarized on quarterly account statements. In addition, for every transaction that you request, a confirmation statement will be mailed to your record address. Please review these statements carefully. If you believe we have processed the transaction you requested incorrectly, please notify us as soon as possible. If you fail to notify us of an error with reasonable promptness, i.e., within 30 days of the date of your confirmation statement, we will deem you to have ratified the transaction.

SHAREHOLDER SERVICES
Exchange Privilege

You may exchange your shares for shares of equivalent value in any other Benham fund registered for sale in your state. An exchange out of a variable-price fund may generate a taxable gain or loss. An exchange request will be processed the same day if it is received before the funds' NAVs are calculated one hour prior to the close of the NYSE, usually 12:00 p.m. Pacific Time for Benham Target Maturities Trust; and at the close of the NYSE, usually 1:00 p.m. Pacific Time for all other Benham funds.

The Benham Group discourages trading in response to short-term market fluctuations. Such activity may encumber BMC's ability to invest the funds' assets in accordance with their respective investment objectives and policies and may be disadvantageous to other shareholders. More than six exchanges per calendar year out of a variable-price fund may be deemed an abuse of the exchange privilege. For purposes of determining the number of exchanges made, accounts under common ownership or control will be aggregated.

Currently, there are no restrictions on exchanges out of the Money Market Funds. However, each Benham fund reserves the right to modify or revoke the exchange privilege of any shareholder or to limit or reject any exchange. Although each fund will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

Open Order Service

The Benham Group's Open Order Service allows you to designate a price at which to buy or sell shares of a variable-price fund by exchange from a money market fund. To place a "buy" order, you designate a purchase price that is equal to or lower than the current NAV. To place a "sell" order, designate a sales price that is equal to or higher than the current NAV. If the designated price is met within 90 calendar days, we will automatically execute your order. If you are buying shares of a variable-price fund, we will exchange money from your money market account to purchase them. If you are selling shares of a variable-price fund, we will transfer the proceeds of that sale to your money market account. If you do not have a money market account, we will open one for you when we execute your Open Order.

If the fund you have selected deducts a distribution from its share price, your order price will be adjusted accordingly so that the distribution does not inadvertently trigger an Open Order transaction on your behalf. If you

[Benham Open Orders allow investors to utilize a "buy low, sell high" investment strategy. (caption on right margin of page)] close or reregister the account from which shares are to be redeemed, your Open Order will be canceled. Because of their time-sensitive nature, Open Order transactions may be made by telephone or in person. These transactions are subject to the exchange limitations described in each fund's prospectus, except that all orders and cancellations received before 12:00 p.m. Pacific Time are effective the same day. After 12:00 p.m. Pacific Time, they are effective the following business day.

Automatic  Investment  Services (AIS)
Treasury Direct allows you to deposit interest and principal payments from Treasury securities directly into a Benham fund account.

Payroll Direct allows you to deposit any amount of your paycheck directly into a Benham fund account.

Government Direct allows you to deposit your entire U.S. government payment directly into a Benham fund account.

Bank Direct allows you to deposit a fixed amount from your bank account directly into a Benham fund account on the 1st and/or the 15th of each month (or the next business day).

Directed Dividends allow you to invest all or part of your dividend earnings from one Benham fund account in one or more other Benham fund accounts. You may choose to receive a portion of your dividends in cash and to invest the remainder in another Benham fund account.

Systematic Exchanges allow you to exchange from one Benham fund account to another Benham fund account on the 1st and/or the 15th of each month (or the next business day).

For more information about any of these services, please call our Investor Services Department at 1-800-321-8321 or 1-415-965-4222.

Broker-Dealer Transactions
The Benham Group charges no sales commissions, or "loads" of any kind. However, investors may purchase and sell shares through registered broker-dealers, who may charge fees for their services.

The Benham Group will accept orders for the purchase of shares from authorized broker-dealers who agree in writing to pay in full for such shares in immediately available funds no later than 1:00 p.m. Pacific Time the following business day.

TDD Service for the Hearing Impaired
TDD users may contact The Benham Group at 1-800-624-6338 or 1-415-965-4764. California residents may wish to contact us through the California Relay Service
(CRS) at 1-800-735-2929.

Your transaction requests via CRS will be handled on a recorded line. The Benham Group cannot accept responsibility for instructions miscommunicated by CRS.

Emergency Services
The Benham Group has established an alternate operations site from which we can access customer accounts and the mainframe computers used by the Benham funds in the event of an emergency. Telephone lines and terminals are currently in place. If our regular service is interrupted, the following numbers will automatically connect you to this site.

From within the U.S., including Alaska and Hawaii:  1-800-321-8321.

From all foreign countries, call collect: 1-303-759-9337 or 1-510-820-1409. The operator will request your Benham fund account number before accepting the call.

HOW TO REDEEM YOUR INVESTMENT

When you place an order to redeem shares, your shares will be redeemed at the next NAV calculated after The Benham Group or an authorized subtransfer agent has received your redemption request in good order. The Funds' NAVs are usually calculated at the close of business of the NYSE, usually 1:00 p.m. Pacific Time. See page 27 for details.

Barring extraordinary circumstances prescribed by law, redemption proceeds are mailed within seven calendar days. However, The Benham Group reserves the right to withhold the proceeds until the investment has matured (i.e., your payment has cleared); see maturity periods on the next page.

   ---------------------------------------------------------------------------
                                       Drawn from a           Maturity Period
   Type of Investment                California Bank?       (in business days)
   ---------------------------------------------------------------------------
   Checks, cashiers' checks,
   and bank money orders                    Yes                   5 days
   ---------------------------------------------------------------------------
   Same as above                            No                    8 days
   ---------------------------------------------------------------------------
   U.S. Treasury checks,
   Traveler's checks,
   U.S. Postal money orders,
   Benham checks, bank wires,
   and AIS Deposits*                        N/A                   1 day
   ---------------------------------------------------------------------------
   * Does not  include  bank  direct  deposits,  which take 8  business  days to mature.
   ---------------------------------------------------------------------------

If you hold shares in certificate form, redemption requests must be accompanied by properly endorsed certificates.

If you want to keep your account open, please maintain a balance of shares worth at least $1,000. If your account balance falls to less than $1,000 due to redemption, your account may be closed, but not without at least 30 days' notice and an opportunity to increase your account balance to the $1,000 minimum. Your shares will be redeemed at the NAV calculated on the day your account is closed. Proceeds will be mailed to the record address. This policy applies to Benham's Individual Retirement Accounts (IRAs), excluding SEP-IRAs, except that shareholders will receive at least 60 days' written notice and an opportunity to increase their account balance before their accounts are closed.

Uncashed Checks
We may reinvest at the Fund's current NAV any distribution or redemption check that remains uncashed for six months. Until we receive instructions to the contrary, subsequent distributions will be reinvested in the original account. Uncashed redemption checks may be reinvested in an identically registered account.

HOW TO REDEEM SHARES

================================================================================
METHOD            INSTRUCTIONS
--------------------------------------------------------------------------------
By                Telephone  The Benham Group will accept  telephone  redemption requests for any amount if the proceeds are to be sent to your predesignated  bank  account.  Redemptions  of $25,000 or less payable to the registered account owner(s) may also be ordered by telephone.  All other  redemption  requests must be made in writing.
--------------------------------------------------------------------------------
In Writing        Send a letter of instruction to


                  The Benham Group
                  Investor Services Department
                  1665 Charleston Road
                  Mountain View, California 94043


                  Your letter of instruction should specify
                  *  Your name
                  *  Your account number
                  *  The name of the Fund from which you wish to redeem  shares
                  *  The dollar amount or number of shares you wish to redeem

                  For  your  protection,  written  redemption  requests  must be
                  accompanied  by  signature   guarantees  under  the  following
                  circumstances

                  * Redemption proceeds go to a party other than the registered account owner(s)
                  *  Redemption proceeds go to an account   other  than  your
                     predesignated   bank  account
                  * Redemption proceeds go to the registered account owner(s), but the amount exceeds $25,000

                  If you have instructed The Benham Group to require more than one signature on written redemption requests, each of the required number of signers must have his or her signature guaranteed on the redemption requests. Signature guarantees may be provided by banks, savings and loan associations, savings banks, credit unions, stock brokerage firms, or a Benham Investor Center.

================================================================================
METHOD            INSTRUCTIONS
--------------------------------------------------------------------------------
In Writing        Shareholders must appear in person with identification to
(continued)       obtain a signature guarantee. Notary public certifications are not accepted in lieu of signature guarantees.

                  BFS may require written consent of all account owners prior to acting on the written instructions of any account owner.
--------------------------------------------------------------------------------
By Check Investors automatically receive a free book of checks upon opening an account in the Money Market Fund. Checks may be drawn to the order of any payee in any amount of $100 or more. There is no charge for additional checks, and there are no per-check fees.

                  Each check must bear the signatures of those authorized to act on the account. Check redemptions will be charged against your account as of the date the check is received by First Interstate Bank of California, the collecting bank.

                  The check-writing  option may be terminated or modified by the board of trustees. Checks may not be used to close an account.
--------------------------------------------------------------------------------
By Bank Wire      If  you  included  bank  wire   information  on  your  account
                  application  or made  subsequent  arrangements  to accommodate bank  wire  redemptions,  you may wire  funds to your  bank by calling  1-800-321-8321 or 1-415-965-4222.  The minimum amount for a bank  wire  redemption  is  $1,000.  Allow at least  two business days for  redemption  proceeds to be credited to your bank account.
--------------------------------------------------------------------------------

By Exchange See details on pages 32 and 33.

--------------------------------------------------------------------------------
Automatic         Directed Payments. You may arrange for periodic redemp-
Redemption        tions from your Benham fund account to your bank
Services          account or to another designated payee.

                  Systematic Exchanges. You may arrange for periodic exchange redemptions from one Benham fund account to another Benham fund account.

DISTRIBUTIONS AND TAXES
Dividends and Capital Gain Distributions

Money Market Fund dividends are declared and credited (i.e., available for redemption) daily and distributed on the last business day of the month.

Variable-Price Fund dividends are declared daily, accrued throughout the month, and distributed on the last business day of the month.

All Funds. Net capital gains, if any, are declared and paid once a year in December.

Distribution Options. You may choose to receive dividends and capital gain distributions in cash or to reinvest them in additional shares (see "Directed Dividends" on page 34 for further information). Please indicate your choice on your account application or contact our Investor Services Department. See page 36 for a description of our policy regarding uncashed distribution checks.

Taxes

Each Fund intends to qualify annually and elect to be treated as a regulated invesment company under Subchapter M of the Internal Revenue Code of 1986
(Code), as amended, by distributing all, or substantially all, of its investment company taxable income, net tax exempt income and net realized capital gains to shareholders each year.

Interest earned by a Fund from California municipal and other tax-exempt obligations generally is exempt from the regular federal income tax. Each Fund intends to invest a sufficient portion of its assets in state and municipal obligations so that it will qualify to pay "exempt-interest dividends" to shareholders. Such exempt-interest dividends are generally excludable from a shareholder's gross income for federal tax purposes. If a Fund earned federally taxable income from any of its investments, the income would be distributed to shareholders as a taxable dividend.

Municipal Money Market Fund and Municipal High-Yield Fund may each invest in municipal obligations (private activity bonds) whose interest is treated as a tax-preference item for purposes of the federal alternative


[Each January you will be informed of the tax status of dividends and capital gain distributions for the previous year. (caption on right margin of page)] minimum tax (AMT). In fiscal 1994, 57% of Municipal Money Market Funds and 7% of Municipal High-Yield Fund's dividends were tax preference items for purposes of the AMT. In addition, corporate shareholders may be required to include dividends and distributions by the Funds in an adjustment to alternative minimum taxable income for purposes of the AMT and the environmental tax imposed under Code sections 55 and 59A, respectively.

Exempt-interest dividends of a Fund, although exempt from regular federal income tax, are includable in the tax base for determining the extent to which social security or railroad retirement benefits will be subject to federal income tax.

Distributions from net short-term capital gains and all or a portion of gains realized upon the disposition of market discount bonds are federally taxable as ordinary income. Long-term capital gain distributions designated as capital gain dividends are federally taxable as long-term capital gains, regardless of how long you have held your shares. Distributions generally are subject to the same tax treatment, whether they are received in cash or in additional shares. Distributions declared to shareholders of record in October, November, or December and paid in January of the following year are treated as if paid on December 31.

If a Fund qualifies to pay exempt-interest dividends, its income dividends will be exempt from California personal income tax to the extent that the Fund's dividends are derived from interest on California state tax-free obligations. Distributions derived from obligations other than California state tax-free obligations, as well as distributions from short- or long-term capital gains and any other taxable income or gains, are subject to California personal income tax. The Funds' dividends are not exempt from California state franchise or corporate income taxes. Shareholders who are domiciled outside of California may be subject to income, personal property, intangibles, or other taxes in their respective states.

You may realize a taxable gain or loss when you redeem (sell) or exchange shares of a variable-price fund. For most types of accounts, proceeds from your redemption transactions will be reported to the IRS annually.

However, because the tax treatment depends on your purchase price and your personal tax situation, you should keep your regular account statements to use in determining your taxes.

If you hold Fund shares for six months or less, the deduction of any loss realized upon redemption is disallowed to the extent that you received "exempt-interest dividends" on those shares. All shareholders are required to report the receipt of dividends and distributions, including exempt-interest dividends, on their federal income tax returns.

Shareholders should be aware that redeeming shares of a Fund after tax-exempt interest income has been accrued by a Fund but before that income has been distributed as a dividend may be disadvantageous. Any gain on such redemption will be taxable, even though the gain may be attributable in part to the accrued tax-exempt interest that might have qualified as an exempt-interest dividend if distributed as a dividend rather than as redemption proceeds.

Buying a Dividend. The timing of your investment could have undesirable tax consequences. If you open a new account or buy more shares for your current account just before the day a dividend or distribution is reflected in your Fund's share price, you will receive a portion of your investment back as a taxable dividend or distribution.

Deductions for interest expense incurred (or deemed to be incurred) to acquire or carry shares of a Fund may be subject to limitations that reduce or eliminate the deductions.


Opinions relating to the validity of municipal securities and the exemptions of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Funds, BMC, and the Funds' counsel rely on the opinion of bond counsel, and do not undertake any independent investigation of proceedings relating to the issuance of state or municipal securities. The Funds may invest in various instruments that are not traditional state and local obligations and that are believed to generate interest excludable from taxable income under Code
Section 103,  including,  but not limited to,


[The Benham Group serves more than 350,000 investors. (caption on right margin of page)]

[Benham  Management   Corporation   provides  investment  advice  and  portfolio
management services to the funds. (caption on left margin of page)]


municipal lease obligations and inverse floaters. Although the Funds may invest in these instruments, they cannot guarantee the tax-exempt status of the income earned thereon or from any other investment.

Backup Withholding. The Funds are required by federal law to withhold 31% of reportable dividends and capital gain distributions (as well as redemptions from Variable-Price Funds) payable to shareholders who have not complied with IRS regulations. These regulations require you to certify on your account application or on IRS Form W-9 that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding from previous underreporting to the IRS, or that you are exempt from backup withholding.

The Benham Group may refuse to sell shares to investors who have not complied with this requirement, either before or at the time of purchase. Until we receive your certified TIN, we may redeem your shares in the Funds at any time.

MANAGEMENT INFORMATION
About the Trust
Benham California Tax-Free and Municipal Funds is a registered open-end management investment company that was organized as a Massachusetts business trust on February 18, 1983. Currently, there are seven series of the Trust. Additional series may be created from time to time.

A board of trustees oversees the Funds' activities and is responsible for protecting shareholders' interests. The majority of the trustees are not otherwise affiliated with Benham. The Trust is neither required nor expected to hold annual meetings, although special meetings may be called for purposes such as electing or removing trustees or amending a Fund's advisory agreement or investment policies. The number of votes you are entitled to is based upon the dollar value of your investment. Each Fund votes separately on matters that pertain to it exclusively. Voting rights are not cumulative.

The Benham Group
Benham Management Corporation (BMC) is investment advisor to the funds in The Benham Group, which currently constitute more than $11 billion in assets. BMC, incorporated in California in 1971, became a wholly owned  subsidiary  of  Twentieth  Century  Companies,  Inc.  (TCC),  a  Delaware
corporation, on June 1, 1995, upon the merger of Benham Management International, Inc., BMC's former parent, into TCC. TCC is a holding company that owns the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the Twentieth Century family of funds, which now includes the Benham Group. The combined company offers 62 mutual funds and has combined assets in excess of $42 billion.


Benham Management Corporation (BMC) supervises and manages the investment portfolios of The Benham Group and directs the purchase and sale of its investment securities. BMC utilizes teams of portfolio managers, assistant portfolio managers, and analysts to manage the assets of the funds. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the funds' portfolios deemed appropriate in pursuit of the funds' investment objectives. Individual portfolio managers may also adjust portfolio holdings of the funds as necessary between team meetings.


The portfolio manager members of the teams managing the funds described in this prospectus and their work experience for the last five years as follows:

G. David MacEwen is a Vice President for Benham Management Corporation. He establishes investment strategies and supervises investment analyses for 12 of Benham's municipal funds. He directly manages six of the municipal bond funds and oversees the management of four municipal money market funds and two municipal bond funds.

Before joining Benham in 1991, Mr. MacEwen was a Vice President of Portfolio Management for Provident Institutional Management Corporation, and prior to that, was a Trust Investment officer for Bank of Delaware.

His professional memberships and activities include the Association of Investment Management and Research (AIMR) and the Securities Analysts of San Francisco. Mr. MacEwen has an MBA in finance from the University of Delaware and a BA in economics from Boston University.


[Benham Financial Services, Inc. provides administrative and transfer agent services fo the Funds. (caption on right margin of page)]

Todd Pardula is a municipal portfolio manager for Benham Management Corporation. He is directly responsible for the management of Benham California Tax-Free Money Market and Benham California Municipal Money Market funds.

Before he was promoted to Portfolio Manager, Mr. Pardula, who joined Benham in 1990, was an Associate Municipal Credit Analyst for two years. Prior to that, he was a Customer Service Representative in the Investor Services Department. Before joining Benham, Mr. Pardula was a registered representative with Pacific Annuity Company.

Mr. Pardula is a Chartered Financial Analyst and a member of the Security Analysts of San Francisco and the California Society of Municipal Analysts. He has a BS degree in Finance from Santa Clara University.

Joel Silva is a Municipal Portfolio Manager for Benham Management Corporation. He is directly responsible for the management of Benham National Tax-Free Intermediate-Term and Benham California Tax-Free Short-Term portfolios.

Mr. Silva joined Benham in 1989. Before being promoted to Portfolio Manager, he was a municipal bond trader. Prior to that, he worked as a Customer Service Representative in the Investor Services Department.

He is a Registered Representative and has a BSdegree from California Polytechnic University and an MBA from California State University in Hayward.

Steven M. Permut is a Senior Portfolio Manager and Manager of Municipal Research for Benham Management Corporation. Mr. Permut manages Benham California Municipal High-Yield Fund. Prior to joining Benham in 1987, he was a municipal analyst with Moody's Investors Service from 1982-1986. Mr. Permut is currently Secretary-Treasurer of the California Society of Municipal Analysts and a member of the National Federation of Municipal Analysts. He has a bachelor's degree in Business and Geography from State University of New York, Oneonta.


Benham Management Corporation (BMC) has adopted a Code of Ethics (the "Code"), which restricts personal investing practices. Among other provisions, the Code requires that employees with access to information about the purchase and sale of securities in the funds' portfolios obtain preclearance before executing personal trades. With respect to portfolio managers and other investment personnel, the Code prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of fund shareholders come before the interests of the people who manage the funds.

Advisory and Service Fees
For investment advice and portfolio management services, each Fund pays BMC a monthly investment advisory fee equal to its pro rata share of the dollar amount derived from applying the Trust's average daily net assets to an investment advisory fee schedule.


The investment advisory fee rate cannot exceed .50% of average daily net assets, and it drops to a marginal rate of .19% of average daily net assets as Trust assets increase.

The following table illustrates investment advisory fees paid by the Funds for the fiscal year ended August 31, 1995. For each Fund, the figures shown represent investment advisory fees as a percentage of the Fund's average daily net assets and as a dollar amount per $1000 of the Fund's average daily net assets.

Investment Advisory Fees
Tax-Free Money Market Fund                 .29%       $2.90
Municipal Money Market Fund                .29         2.90
Tax-Free Short-Term Fund                   .29         2.90
Tax-Free Intermediate-Term Fund            .29         2.90
Tax-Free Long-Term Fund                    .29         2.90
Municipal High-Yield Fund                  .29         2.90
Tax-Free Insured Fund                      .29         2.90



To avoid duplicative investment advisory fees, the variable-price funds do not pay BMC investment advisory fees with respect to assets invested in shares of the Benham money market funds.


BFS, a wholly owned subsidiary of TCC, is the Trust's agent for transfer and administrative services. For administrative services, each Fund pays BFS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the funds in The Benham Group. The administrative fee rate ranges from .11% to .08% of average daily net assets, dropping as Benham Group assets increase. For transfer agent services, each Fund pays BFS monthly fees for each shareholder account maintained and for each shareholder transaction executed during that month.


Each Fund pays certain operating expenses directly, including but not limited to: custodian, audit, and legal fees; fees of the independent trustees; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering the Fund's shares for sale under federal and state securities laws. See the Statement of Additional Information for a more detailed discussion of independent trustee compensation.

Expense Limitation Agreement


All Funds: An expense limitation agreement between BMC and the Funds is described on page 4.

The following table illustrates each Fund's total operating expenses for the fiscal year ended August 31, 1995, as a percentage of the Fund's average daily net assets and as a dollar amount per $1000 of the Fund's average daily net assets.

Total Operating Expenses
Tax-Free Money Market Fund                 .23%       $2.30
Municipal Money Market Fund                .24         2.40
Tax-Free Short-Term Fund                   .22         2.20
Tax-Free Intermediate-Term Fund            .19         1.90
Tax-Free Long-Term Fund                    .20         2.00
Municipal High-Yield Fund                  .22         2.20
Tax-Free Insured Fund                      .21         2.10


Distribution of Shares
Benham Distributors, Inc. (BDI) and BMC distribute and market Benham products and services. BMC pays all expenses for promoting sales of and distributing the Funds' shares. The Funds do not pay commissions to, or receive compensation from, broker-dealers.

BDI is a wholly owned subsidiary of TCC.

APPENDIX
================================================================================
SUMMARY OF BOND RATINGS *
--------------------------------------------------------------------------------
Investment Grade                    Moody's          S&P               Fitch
Highest quality                     Aaa              AAA               AAA
High quality                        Aa               AA                AA
Upper medium grade                  A                A                 A
Medium grade                        Baa              BBB               BBB

Lower Quality
Moderately speculative              Ba               BB                BB
Speculative                         B                B                 B
Highly speculative                  Caa              CCC               CCC
Poor quality                        Ca               CC                CC
Lowest quality, no interest         C                C                 C
In default, in arrears              _                D                 D

*Please refer to the Statement of Additional Information for a more complete discussion of the ratings assigned by Moody's, S&P, and Fitch.
================================================================================
QUALITY OF PORTFOLIO SECURITIES HELD BY THE VARIABLE-PRICE FUNDS
--------------------------------------------------------------------------------
The table below provides a summary of ratings assigned to obligations held by each of the Variable-Price Funds. These figures are dollar-weighted averages of month-end holdings during fiscal 1995, presented as a percentage of total investments. For obligations with different ratings assigned by different rating agencies, the highest rating assigned is the one relied upon to create this table. The percentages are historical and are not necessarily indicative of current or future portfolio holdings, which may vary in quality.


                                 Aaa/AAA      Aa/AA       A       Baa/BBB    NR
Tax-Free Short-Term                 53%        24%       23%         -       -
Tax-Free Intermediate-Term          54         22        24          -       -
Tax-Free Long-Term                  29         23        48          -       -
Municipal High-Yield                 6          4        32         31      27
Tax-Free Insured                   100          -         -          -       -

Investment Advisor
BENHAM MANAGEMENT CORPORATION
1665 Charleston Road
Mountain View, California 94043

Distributor
BENHAM DISTRIBUTORS, INC.
1665 Charleston Road
Mountain View, California 94043

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin  Street
Boston,  Massachusetts 02101

Transfer Agent
BENHAM FINANCIAL SERVICES, INC.
1665 Charleston Road
Mountain View, California 94043

Independent Auditors
KPMG PEAT MARWICK LLP
3 Embarcadero Center
San Francisco, California 94111

Trustees
James M. Benham
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers III
Jeanne D. Wohlers

NOTES:

The Benham  Group of  Investment  Companies
Capital  Preservation  Fund
Capital Preservation  Fund II
Benham  Government  Agency Fund
Benham  Prime Money Market Fund
Benham Short-Term Treasury and Agency Fund
Benham Treasury Note Fund
Benham Long-Term Treasury and Agency Fund
Benham Adjustable Rate Government  Securities Fund
Benham GNMA Income Fund
Benham Target  Maturities  Trust
Benham  California Tax-Free and Municipal Funds*
Benham National  Tax-Free Money Market Fund
Benham National Tax-Free Intermediate-Term Fund
Benham National Tax-Free Long-Term Fund
Benham  Florida   Municipal   Money  Market  Fund**
Benham  Florida   Municipal Intermediate-Term  Fund**
Benham  Arizona  Municipal  Intermediate-Term  Fund***
Benham Gold Equities Index Fund
Benham Income & Growth Fund
Benham Equity Growth Fund
Benham  Utilities  Income Fund
Benham Global Natural  Resources  Index Fund
Benham European Government Bond Fund
Benham Capital Manager Fund

* Available only to residents of California, Arizona, Colorado, Hawaii, Nevada, New Mexico, Oregon, Texas, Utah, and Washington.

** Available only to residents of Florida, California, Georgia, Illinois, Michigan, New Jersey, New York, and Pennsylvania.

*** Available only to residents of Arizona, California, Colorado, Nevada, Oregon, Washington, and Texas.

CONTENTS

Summary of Fund Expenses....................................3
Financial Highlights........................................5
Investment Objectives......................................13
Investment Policies........................................13
Investment Considerations..................................18
Municipal Securities.......................................22
Investment Practices.......................................24
Performance................................................25
Share Price................................................27
How to Invest..............................................29
Shareholder Services.......................................32
   Exchange Privilege......................................32
   Open Order Service......................................33
   Automatic Investment Services...........................34
   Broker-Dealer Transactions..............................34
   TDD Service.............................................35
   Emergency Services......................................35
How to Redeem Your Investment..............................35
Distributions and Taxes....................................39
   Dividends and Capital Gain Distributions................39
   Taxes...................................................39
Management Information.....................................42
   About the Trust.........................................42
   The Benham Group........................................42
   Advisory and Service Fees...............................45
   Expense Limitation Agreement............................46
   Distribution of Shares..................................46
Appendix...................................................47

                 BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

                      California Tax-Free Money Market Fund
                     California Municipal Money Market Fund
                       California Tax-Free Short-Term Fund
                   California Tax-Free Intermediate-Term Fund
                       California Tax-Free Long-Term Fund
                      California Municipal High-Yield Fund
                        California Tax-Free Insured Fund

                               The Benham Group(R)
                              1665 Charleston Road
                         Mountain View, California 94043


               Investor Services: 1-800-321-8321 or 1-415-965-4222
               Fund Information: 1-800-331-8331 or 1-415-965-4274


                       STATEMENT OF ADDITIONAL INFORMATION


                                October 27, 1995

This Statement is not a prospectus, but should be read in conjunction with the Trust's current Prospectus dated October 27, 1995. The Trust's Annual Reports for the fiscal year ended August 31, 1995 are incorporated herein by reference. To obtain a copy of the Prospectus or the Annual Reports, call or write The Benham Group.


                                TABLE OF CONTENTS
                                                                         Page


 Investment Policies and Techniques                                        2
 Special Considerations Regarding California Municipal Securities         11
 Investment Restrictions                                                  18
 Portfolio Transactions                                                   21
 Valuation of Portfolio Securities                                        22
 Performance                                                              23
 Taxes                                                                    26
 About the Trust                                                          29
 Trustees and Officers                                                    30
 Investment Advisory Services                                             33
 Administrative and Transfer Agent Services                               34
 Direct Fund Expenses                                                     35
 Expense Limitation Agreements                                            35
 Other Information                                                        36



Note: Throughout this document, Tax-Free Money Market Fund and Municipal Money Market Fund are referred to collectively as the Money Market Funds. Likewise, Tax-Free Short-Term Fund, Tax-Free Intermediate-Term Fund, Tax-Free Long-Term Fund, Municipal High-Yield Fund, and Tax-Free Insured Fund are referred to collectively as the Variable-Price Funds.

INVESTMENT POLICIES AND TECHNIQUES

The following pages provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the board of trustees.

Municipal Notes

Municipal notes are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.

Tax Anticipation Notes (TANs) are issued in anticipation of seasonal tax revenues, such as ad valorem property, income, sales, use, and business taxes, and are payable from these future taxes. Tax anticipation notes usually are general obligations of the issuer. General obligations are secured by the issuer's pledge of its full faith and credit (i.e., taxing power) for the payment of principal and interest.

Revenue Anticipation Notes (RANs) are issued with the expectation that receipt of future revenues, such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.

Bond Anticipation Notes (BANs) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.

Tax-Exempt Commercial Paper is an obligation with a stated maturity of 365 days or less issued to finance seasonal cash flow needs or to provide short-term financing in anticipation of longer-term financing.

Revenue Anticipation Warrants, or reimbursement warrants, are issued to meet the cash flow needs of the State of California at the end of a fiscal year and in the early weeks of the following fiscal year. These warrants are payable from unapplied money in the State's General Fund, including the proceeds of revenue anticipation notes issued following enactment of a State budget or the proceeds of refunding warrants issued by the State.

Municipal Bonds

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. These securities have two principal classifications: general obligation bonds and revenue bonds.

General Obligation (GO) Bonds are issued by states, counties, cities, towns, and regional districts to fund a variety of public projects, including construction of and improvements to schools, highways, and water and sewer systems. General obligation bonds are backed by the issuer's full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

Revenue Bonds are not backed by an issuer's taxing authority; rather, interest and principal are secured by the net revenues from a project or facility. Revenue bonds are issued to finance a variety of capital projects, including construction or refurbishment of utility and waste disposal systems, highways, bridges, tunnels, air and sea port facilities, schools, and hospitals. Many revenue bond issuers provide additional security in the form of a debt-service reserve fund that may be used to make payments of interest and repayments of principal on the issuer's obligations. Some revenue bond financings are further protected by a state's assurance (without obligation) that it will make up deficiencies in the debt-service reserve fund.

Industrial Development Bonds (IDBs), a type of revenue bond, are issued by or on behalf of public authorities to finance privately operated facilities. These bonds are used to finance business, manufacturing, housing, athletic, and pollution control projects, as well as public facilities such as mass transit systems, air and sea port facilities, and parking garages. Payment of interest and repayment of principal on an IDB depends solely on the ability of the facility's user to meet financial obligations, and on the pledge, if any, of the real or personal property financed. The interest earned on IDBs may be subject to the federal alternative minimum tax.

Variable- and Floating-Rate Demand Obligations

The Funds may buy variable- and floating-rate demand obligations (VRDOs and FRDOs). These obligations carry rights that permit holders to demand payment of the unpaid principal plus accrued interest, from the issuers or from financial intermediaries. Floating-rate securities have interest rates that change whenever there is a change in a designated base rate; variable-rate instruments provide for a specified, periodic adjustment in the interest rate, which typically is based on an index. These rate formulas are designed to result in a market value for the VRDO or FRDO that approximates par value.

Obligations with Term Puts Attached

Each Fund may invest in fixed-rate bonds subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Funds to tender (or put) their bonds to an institution at periodic intervals and to receive the principal amount thereof.

Benham Management Corporation (BMC), the Funds' investment advisor, expects that the Funds will pay more for securities with puts attached than for securities without these liquidity features. BMC may buy securities with puts attached to keep a Fund fully invested in municipal securities while maintaining sufficient portfolio liquidity to meet redemption requests or to facilitate management of the Funds' investments. To ensure that the interest on municipal securities subject to puts is tax-exempt to the Funds, BMC limits the Funds' use of puts in accordance with applicable interpretations and rulings of the Internal Revenue Service.

Because it is difficult to evaluate the likelihood of exercise or the potential benefit of a put, puts normally will be determined to have a value of zero, regardless of whether any direct or indirect consideration is paid. Accordingly, puts as separate securities are not expected to affect the Funds' weighted average maturities. When the Fund has paid for a put, the cost will be reflected as unrealized depreciation on the underlying security for the period the put is held. Any gain on the sale of the underlying security will be reduced by the cost of the put.

There is a risk that the seller of a put will not be able to repurchase the underlying obligation when (or if) a Fund attempts to exercise the put. To minimize such risks, the Funds will purchase obligations with puts attached only from sellers deemed creditworthy by BMC.

Tender Option Bonds

Tender option bonds (TOBs) were created to increase the supply of high-quality, short-term tax-exempt obligations, and thus they are of particular interest to the Money Market Funds. However, any of the Funds may purchase these instruments.

TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the guarantor's short-term rating and the underlying bond's long-term rating.

There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this, BMC monitors the credit quality of bonds underlying the Funds' TOB holdings and intends to sell or put back any TOB if the rating on its underlying bond falls below the second-highest rating category designated by a rating agency.

BMC also takes steps to minimize the risk that the Fund may realize taxable income as a result of holding TOBs. These steps may include consideration of (i) legal opinions relating to the tax-exempt status of the underlying municipal bonds, (ii) legal opinions relating to the tax ownership of the underlying bonds, and (iii) other elements of the structure that could result in taxable income or other adverse tax consequences.

After purchase, BMC monitors factors related to the tax-exempt status of the Fund's TOB holdings in order to minimize the risk of generating taxable income.

When-Issued and Forward-Commitment Agreements

The Funds may engage in municipal securities transactions on a when-issued or forward-commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

When purchasing securities on a when-issued or forward-commitment basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While the Fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward-commitment basis, the Fund will maintain until the settlement date a segregated account consisting of cash, cash equivalents, or high-quality liquid securities in an amount sufficient to meet the purchase price. When the time comes to pay for when-issued securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward-commitment obligations may generate capital gains or losses.

The Funds may sell a security and at the same time make a commitment to purchase the same security at a future date and specified price. Conversely, the Funds may purchase a security and at the same time make a commitment to sell the same security at a future date and specified price.

These types of transactions are executed simultaneously in what are known as "dollar-roll" or "cash-and-carry" transactions. For example, a broker-dealer may seek to purchase a particular security that the Funds own. The Funds will sell that security to the broker-dealer and simultaneously enter into a forward-commitment agreement to buy it back at a future date. This type of transaction generates income for the Funds if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security. In purchasing "dollar rolls" or "cash-and-carry" transactions, the Fund will maintain until the settlement date a segregated account consisting of cash, cash equivalents, or high-quality liquid securities in an amount sufficient to meet the purchase price.


As an operating policy, each Fund will not commit more than 50% of its total assets to when-issued or forward-commitment agreements. If fluctuations in the value of securities held cause more than 50% of a Fund's total assets to be committed under when-issued or forward-commitment agreements, BMC need not sell such agreements, but it will be restricted from entering into further agreements on behalf of the Fund until the percentage of assets committed to such agreements is below 50% of total assets.

Municipal Lease Obligations

Each Fund may invest in municipal lease obligations. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Funds will not hold such obligations directly as a lessor of the property but will purchase a participation interest in a municipal lease obligation from a bank or other third party.

Municipal leases frequently carry risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states and municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the government issuer) have evolved as a way for government issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt.

Many leases and contracts include nonappropriation clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Municipal lease obligations also may be subject to abatement risk. For example, construction delays or destruction of a facility as a result of an uninsurable disaster that prevents occupancy could result in all or a portion of a lease payment not being made.

California and its municipalities are the largest issuers of municipal lease obligations in the United States.

Inverse Floaters (Variable-Price Funds)

The Variable-Price Funds may hold inverse floaters. An inverse floater is a type of derivative that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced

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

by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. Floaters and inverse floaters may be brought to market by a broker-dealer who purchases fixed-rate bonds and places them in a trust or by an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

(i) Floater holders receive interest based on rates set at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

(ii) Inverse floater holders receive all of the interest that remains on the underlying bonds after floater interest and auction fees are paid.

Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

Floater holders subject to a Dutch Auction procedure generally do not have the right to "put back" their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

The secondary market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed-rate bonds. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

Lower-Quality Bonds (Municipal High-Yield Fund)

As indicated in the Prospectus, an investment in the Municipal High-Yield Fund carries greater risk than an investment in the other Funds because the Fund may invest without limitation in lower-rated bonds and unrated bonds judged by BMC to be of comparable quality (collectively, "lower-quality bonds").

While the market values of higher-quality bonds tend to correspond to market interest rate changes, the market values of lower-quality bonds tend to reflect the financial condition of their issuers.

Projects financed through the issuance of lower-quality bonds are often highly leveraged. The issuer's ability to service its debt obligations may be adversely affected by an economic downturn, a period of rising interest rates, the issuer's inability to meet projected revenue forecasts, or a lack of needed additional financing.

Lower-quality bonds generally are unsecured and often are subordinated to other obligations of the issuer. These bonds frequently have call or buy-back features that permit the issuer to call or repurchase the bond from the holder. Premature disposition of a lower-quality bond due to a call or buy-back feature, deterioration of the issuer's creditworthiness, or a default may make it difficult for BMC to manage the flow of income to the Fund, which may have negative tax implications for shareholders.

The market for lower-quality bonds tends to be concentrated among a smaller number of dealers than the market for higher-quality bonds. This market is dominated by dealers and institutions (including mutual funds), rather than by individuals. To the extent that a secondary trading market for lower-quality bonds exists, it may not be as liquid as the secondary market for higher-quality bonds. Limited liquidity in the secondary market may adversely affect market prices and hinder BMC's ability to dispose of particular bonds when it determines that it is in the best interest of the Fund to do so. Reduced liquidity may also hinder BMC's ability to obtain market quotations for purposes of valuing the Fund's portfolio and determining its net asset value.


BMC continually monitors securities to determine their relative liquidity.


The Fund may incur expenses in excess of its ordinary operating expenses if it becomes necessary to seek recovery on a defaulted lower-quality bond.

Short-Term Securities (Variable-Price Funds)

Under certain circumstances, the Tax-Free Long-Term Fund, Municipal High-Yield Fund, and Tax-Free Insured Fund may invest in short-term municipal or U.S. government securities, including money market instruments (short-term securities). Except as otherwise required for temporary defensive purposes, BMC does not expect these Funds' investments in short-term securities to exceed 35% of total assets. If a Fund invests in U.S. government securities, a portion of dividends paid to shareholders will be taxable at the federal level, and may be taxable at the state level, as ordinary income. However, BMC intends to minimize such investments and, when suitable short-term municipal securities are unavailable, may allow the Funds to hold cash to avoid generating taxable dividends.

Pursuant to an exemptive order from the Securities and Exchange Commission, each Variable-Price Fund may invest up to 5% of its total assets in shares of the Money Market Funds to facilitate cash management provided that the investment is consistent with the Funds' investment policies and restrictions. To avoid generating dividend income subject to the federal alternative minimum tax (AMT), the Variable-Price Funds (excluding Municipal High-Yield Fund) will limit their Money Market Fund investments to Tax-Free Money Market Fund. Municipal High-Yield Fund, which ordinarily invests in AMT securities, may invest up to 5% of its total assets in shares of either of the Money Market Funds.

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
Concentration of Assets in Obligations Issued to Finance Similar Projects or Facilities

From time to time, a significant portion of a Fund's assets may be invested in municipal obligations related to the extent that economic, business, or political developments affecting one of these obligations could affect the other obligations in a similar manner. For example, if a Fund invested a significant portion of its assets in utility bonds and a state or federal government agency or legislative body promulgated or enacted new environmental protection requirements for utility providers, projects financed by utility bonds could suffer as a class. Additional financing might be required to comply with the new environmental requirements, and outstanding debt might be downgraded in the interim. Among other factors that could negatively affect bonds issued to finance similar types of projects are state and federal legislation regarding financing for municipal projects, pending court decisions relating to the validity or means of financing municipal projects, material or manpower shortages, and declining demand for projects or facilities financed by the municipal bonds.

Futures and Options (Variable-Price Funds)

Each Variable-Price Fund may enter into futures contracts, options, or options on futures contracts. Some futures and options strategies, such as selling futures, buying puts, and writing calls, hedge a Fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts, and buying calls, tend to increase market exposure.
The Funds do not use futures and options transactions for speculative purposes.

Although other techniques may be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency. The Funds may engage in futures and options transactions based on securities indexes such as the Bond Buyer Index of Municipal Bonds that are consistent with the Funds' investment objectives. The Fund may also engage in futures and options transactions based on specific securities such as U.S. Treasury bonds or notes.


Bond Buyer Municipal Bond Index futures contracts differ from traditional futures contracts in that when delivery takes place, no bonds change hands. Instead, these contracts settle in cash at the spot market value of the Bond Buyer Municipal Bond Index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).


To initiate and maintain open positions in a futures contract, a Fund would be required to make a good faith margin deposit in cash or government securities with a futures broker or custodian. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimum initial

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
margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish deposit requirements that are higher than the exchange minimums.

Once a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, the contract holder is required to pay additional "variation" margin. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to or from the futures broker for as long as the contract remains open and do not constitute margin transactions for purposes of the Funds' investment restrictions.

Risks Related to Futures and Options Transactions. Futures and options prices can be volatile, and trading in these markets involves certain risks. If BMC applies a hedge at an inappropriate time or judges interest rate trends incorrectly, futures and options strategies may lower a Fund's return.

A Fund could suffer losses if it were unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when BMC considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund would be required to continue making daily cash payments to maintain its required margin. If the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when BMC would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. BMC will seek to minimize these risks by limiting the contracts entered into on behalf of the Funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

A Fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a Fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a Fund loses money on a futures contract at the same time that it experiences a decline in the value of its "hedged" portfolio securities. A Fund could also lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures. By purchasing an option on a futures contract, a Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a Fund to make margin payments unless the option is exercised.

Although they do not currently intend to do so, the Funds may write (or sell) call options that obligate it to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Funds would give up some ability to participate in a price increase on the underlying security. If a Fund were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

Restrictions on the Use of Futures Contracts and Options. Each Variable-Price Fund may enter into futures contracts, options, or options on futures contracts, provided that such obligations represent no more than 20% of the Fund's net assets. Under the Commodity Exchange Act, a Fund may enter into futures and options transactions (i) for hedging purposes without regard to the percentage of assets committed to initial margin and option premiums, or (ii) for other than hedging purposes, provided that assets committed to initial margin and option premiums do not exceed 5% of the Fund's net assets. To the extent required by law, each Fund will set aside cash and appropriate liquid assets in a segregated account to cover its obligations related to futures contracts and options.

The Funds intend to comply with tax rules applicable to regulated investment companies, including a requirement that capital gains from the sale of securities held less than three months constitute less than 30% of a Fund's gross income for each fiscal year. Gains on some futures contracts and options are included in this 30% calculation, which may limit the Funds' investments in such instruments.

Municipal Bond Insurers (Tax-Free Insured Fund)

Securities held by Tax-Free Insured Fund may be (i) insured under a new-issue insurance policy obtained by the issuer of the security, (ii) insured under a secondary market insurance policy purchased by the Fund or a previous bond holder, or (iii) insured under a "when-in-portfolio" policy held by the Fund. The following paragraphs provide some background on the bond insurance organizations most frequently relied upon for municipal bond insurance in the U.S.

AMBAC Indemnity Corporation (AMBAC Indemnity) is a Wisconsin-domiciled stock insurance corporation with admitted assets of approximately $2.1 billion (unaudited) and statutory capital of approximately $1.2 billion (unaudited) as of December 31, 1994. Statutory capital consists of AMBAC Indemnity's policyholders' surplus and statutory contingency reserve. AMBAC Indemnity is a wholly owned subsidiary of AMBAC Inc., a publicly-held company. Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) have rated AMBAC Indemnity's claims-paying ability Aaa and AAA, respectively.

Financial Guaranty Insurance Company (FGIC) is a wholly owned subsidiary of FGIC Corporation, a Delaware corporation with admitted assets of $2.1 billion and a statutory capital base of $1.1 billion as of December 31, 1994. Statutory capital consists of total capital and surplus as well as contingency reserve. FGIC's claims-paying ability was rated Aaa/AAA/AAA by Moody's, S&P, and Fitch, respectively.

Municipal Bond Investors Assurance Corporation (MBIA) is a monoline insurance company organized as a New York corporation. As of December 31, 1994, MBIA
(consolidated)   had  admitted

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
assets of $3.4 billion (unaudited), total liabilities of $1.6 billion (unaudited), and total capital and surplus of $1.7 billion (unaudited). All bond issues insured by MBIA are rated "Aaa" by Moody's and all short-term loans insured by MBIA "MIG-1." All bond issues insured by MBIA are rated "AAA" by S&P.

SPECIAL CONSIDERATIONS REGARDING CALIFORNIA MUNICIPAL SECURITIES

As briefly discussed in the Prospectus, the Funds are susceptible to political, economic, and regulatory events that affect issuers of California municipal obligations. These include possible adverse affects of California constitutional amendments, legislative measures, voter initiatives, and other matters described below.

The following information about risk factors is provided in view of the Funds' policies of concentrating their assets in California municipal securities. This information is based on recent official statements relating to securities offerings of California issuers, although it does not constitute a complete description of the risk associated with investing in securities of these issuers. While BMC has not independently verified the information contained in the official statements, it has no reason to believe the information is inaccurate.

Economic Overview


California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 30 million as of 1990, representing approximately 12% of the U.S. population, grew by 27% in the 1980s. Total personal income, an estimated $703 billion in 1994, accounted for approximately 12% of personal income nationwide. In 1994, total employment increased 260,000 from 1993 levels of 13.8 million. Jobs are concentrated in the service, trade, and manufacturing sectors.

From mid-1990 to late 1993, the State's economy suffered its worst recession since the 1930s, with recovery starting later than for the nation as a whole. The State has experienced the worst job losses of any post-war recession. Prerecession job levels may not be realized until near the end of the decade. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Weakness statewide occurred in manufacturing, construction, services and trade. Additional military base closures will have further adverse effects on the State's economy later in the decade.

Since the start of 1994, the California economy has shown signs of steady recovery and growth. The State Department of Finance reports net job growth, particularly in construction and related manufacturing, wholesale and retail trade, transportation, recreation and services. This growth has offset the continuing but slowing job losses in the aerospace industry and restructuring of the finance and utility sectors. Unemployment in the State was down substantially in 1994 from its 10% peak in January, 1994, but still remains higher than the national average rate. Retail sales were up strongly in 1994 from year-earlier figures. Delay or slowdown in recovery will adversely affect State revenues.


Constitutional Limitations on Taxes

Many California issuers rely on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by voters in 1978 and commonly known as "Proposition 13." Article XIIIA limits to 1% of full cash value the rate of ad valorem taxes on real property and restricts the reassessment of property to 2% per year, except where new construction or changes of ownership have occurred (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness. The U.S. Supreme Court has upheld Proposition 13 against claims that it has unlawfully resulted in widely varying tax liability on similarly situated properties.


Article XIIIA also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Subsequent court decisions, however, have allowed non-voter approved "general taxes" so long as they are not dedicated to a specific use. In response to these decisions, voters adopted an initiative in 1986 that imposed new limits on the ability of local government entities to raise or levy general taxes without voter approval. Based upon a 1991 intermediate appellate court decision, it was believed that significant parts of this initiative, known as "Proposition 62", were unconstitutional. On September 28, 1995, the California Supreme Court rendered a decision in the case of Santa Clara County Local Transportation Authority v. Guardino which rejected the prior decision and upheld Proposition 62, while striking down a 1/2 cent sales tax for transportation purposes which was approved by a majority, but less than 2/3, vote. Proposition 62 does not apply to charter cities, but other local governments may be constrained in raising any taxes without voter approval.


Constitutional Limitations on Appropriations

The State and its local governments are subject to an annual appropriations limit imposed by Article XIIIB of the California Constitution. This article was enacted by voters in 1979 and was significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State and subject local governments from spending "appropriations subject to limitation" in excess of an appropriations limit. The appropriations limit is adjusted annually to reflect population changes and changes in the cost of living as well as transfers of responsibility between government units. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes" consisting of tax revenues and certain other charges and fees to the extent that such proceeds exceed the cost of providing the product or service.
However, proceeds of taxes exclude most State subventions to local governments.

"Excess revenues" under Article XIIIB are measured over a two-year cycle. Local governments must return any excess revenues to taxpayers through tax rate reductions. The State must refund 50% of any excess and pay the other 50% to schools and community colleges. With the application of more liberal annual adjustment factors since 1988 and depressed revenues since 1990 due to the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may, by voter approval, exceed their spending limits for a limited time.

Because of the complex nature of Articles XIIIA and XIIIB, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations, population changes, changes in the cost of living, or the probability of continuing legal challenges, it is difficult to measure the full impact of these Articles on the California municipal market or on the ability of California issuers to pay debt service on their obligations.

Obligations of the State of California


As of October 1, 1995, the State had approximately $18.4 billion of general obligation bonds outstanding, and approximately $3.3 billion remained authorized but unissued. Of the State's outstanding general obligation debt, 22% is presently self-liquidating (i.e., program revenues are expected to be sufficient to reimburse the General Fund for debt service payments). In fiscal 1994-95, debt service on general obligation bonds and lease-purchase debt was approximately 5.25% of General Fund revenues.


The State's principal sources of General Fund revenues for fiscal 1993-94 were the California personal income tax (44% of total revenues), the sales tax (35%), bank and corporation taxes (12%), and the gross premium tax on insurance (3%). Historically, the State has paid the principal of and interest on its general obligation bonds, lease-purchase debt, and short-term obligations when due.


General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 33%).

Since the start of 1990-91 Fiscal Year, the State has faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.

Recent Budgets. As a result of these factors, among others, from the late 1980's until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the years 1991-92 to 1994-95, including:

o  significant cuts in health and welfare program expenditures;

o transfers of program responsibilities and funding from the State to local governments, coupled with some reduction in mandates on local government;

o transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools;

o reduction in growth of support for higher education programs, coupled with increases in student fees;

o revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

o increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration has requested); and

o  various one-time adjustments and accounting changes.

Despite these budget actions, the effects of the recession led to large, unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.

The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94 and 1994-95, which have reduced the accumulated budget deficit to around $600 million as of June 30, 1995.

A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue registered warrants ("IOUs") to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992 the State Controller issued a total of approximately $3.8 billion of registered warrants. After that date, all remaining outstanding registered warrants (about $2.9 billion) were called for redemption from proceeds of the issuance of 1992 Interim Notes after the budget was adopted.

The State's cash condition became so serious in late spring of 1992 that the State Controller was required to issue revenue anticipation warrants maturing in the following fiscal year in order to pay the State's continuing obligations. The State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and warrants (both forms of short-term cash flow financing) were issued in the period from June 1992 to July 1994, often needed to pay previously-maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year.

The State issued $7.0 billion of short-term debt in July 1994 to meet its cash flow needs and to finance the deferral of part of the accumulated budget deficit to the 1995-96 fiscal year. In order to assure repayment of $4 billion of this borrowing which matures on April 25, 1996, the State enacted legislation (the "Trigger Law") which can lead to automatic, across-the-board cuts in General Fund expenditures in either the 1994-95 or 1995-96 fiscal years if cash flow projections made at certain times during those years show deterioration from the projections made in July 1994 when the borrowings were made. On November 15, 1994, the State Controller as part of the Trigger Law reported that the cash position of the General Fund on June 30, 1995 would be about $580 million better than earlier projected, so no automatic budget adjustments were required in 1994-95. The Controller's report showed that loss of federal funds was offset by higher revenues, lower expenditures, and certain other increases in cash resources.

Current Budget. For the first time in four years, the State entered the 1995-96 fiscal year with strengthening revenues based on an improving economy. The major feature of the Governor's proposed Budget, a 15% phased tax cut, was rejected by the Legislature.


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


The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projects General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year. Expenditures are budgeted at $43.4 billion, a 4 percent increase. The Department of Finance projects that, after repaying the last of the carryover budget deficit, there will be a positive balance of less than $30 million in the budget reserve, the Special Fund for Economic Uncertainties, at June 30, 1996, providing no margin for adverse results during the year.

The Department of Finance projects cash flow borrowings in the 1995-96 Fiscal Year will be the smallest in many years, comprising about $2 billion of notes to be issued in April, 1996, and maturing by June 30, 1996. With full payment of $4 billion of revenue anticipation warrants on April 25, 1996, the Department sees no further need for borrowing over the end of the fiscal year. The Department projects that available internal cash resources to pay State obligations will be almost $2 billion at June 30, 1996. This "cushion" will be re-examined by the State Controller on October 15, 1995, in the last step under the "Trigger Law" process. If the Controller believes the available internal cash resources on June 30, 1996 will, in fact, be zero or less, her report would start a process which could lead to automatic budget cuts starting in December, 1995.

The principal features of the 1995-96 Budget Act, in addition to those noted above, are additional cuts in health and welfare expenditures (some of which are subject to approvals or waivers by the federal government); assumed receipt of an additional $473 million of federal aid for illegal immigrant costs; and an increase in per-pupil funding for public schools and community colleges, the first such significant increase in four years.

In July 1994, all three of the rating agencies that rate the State's long-term debt lowered their ratings of the State's general obligation bonds. Moody's Investors Service, Inc. lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "A+" to "A" and termed the bond outlook as "stable," and Fitch Investors Service, Inc. lowered its rating from "AA" to "A." The credit quality of obligations issued by local California issuers is not directly related to the quality of obligations issued by the State, and the State has no obligation to make payments on local debt obligations in the event of default. As described below, the State's fiscal problems have placed considerable pressure on local governments.

Finally, the State is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or substantially impair revenues.


Obligations of Other Issuers

Property tax revenues received by local governments declined more than 50% following passage of Proposition 13 in 1978. Subsequently, the California legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies, and the assumption of certain government functions by the State to assist the State's municipalities. However, in response to the fiscal crisis at the State level, the Legislature in 1992-93 and 1993-94 effectively reversed the post-Proposition 13 "bailout" aid and directed over $3 billion of city, county, and special district property taxes to school districts, which enabled the State to reduce its aid to schools by the same amount. Part of this shortfall is to be covered by a 0.5% sales tax allocated to local government public safety purposes. The 0.5% sales tax increase was imposed by Proposition 172, which was approved by a majority of voters at the statewide election on November 2, 1993.

Even with these cuts and property tax shifts, over 70% of the State General Fund expenditures are for local government assistance. To the extent that the State is constrained by its Article XIIIB appropriations limit, its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level or rate of growth of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.


Orange County Bankruptcy

On December 6, 1994, Orange County, California (the "County") together with the pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in its investments caused a liquidity crisis for the Pools and the County. More than 180 other public entities, most but not all located in the County, were also depositors in the Pools. The County estimated the Pools' loss at about $1.69 billion, or 23% of its initial deposits of around $7.5 billion. Many of the entities which kept moneys in the Pools, including the County, faced cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. Moody's and Standard and Poor's have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Pools.

On May 2, 1995, the Bankruptcy Court approved a settlement agreement covering claims of the other participating entities against the County and the Pools. Most participants have received in cash 80% (90% for school districts) of their Pools' investment; the balance is to be paid in the future. The County succeeded in deferring, by consent, until June 30, 1996, the repayment of $800 million of short-term obligations due in July and August, 1995; these notes are, however, considered to be in default by Moody's and S&P. On June 27, 1995, County voters turned down a proposal for temporary 0.5% increase in local sales tax, making the County's fiscal recovery much harder.

A new financial plan has been implemented based largely on transfer of moneys to the County from other local government entities, and further expenditure cuts.

The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities.


California assessment and special tax bonds may be adversely affected by a general decline in real estate values or a further slowdown in real estate sales activity. In many cases, such bonds are secured by land that is undeveloped at the time of issuance but is expected to be developed within a few years. In the event of continued reductions or slowdowns, development may not occur or may be delayed, thereby increasing the risk of default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases, the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

Certain California long-term lease obligations, though typically payable from a municipality's general fund, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates in the event abatement occurs and available reserves and insurance are inadequate. For example, several years ago the Richmond Unified School District entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver, the District failed to make rental payments on this lease, resulting in a lawsuit by the trustee for the certificate of participation holders in which the State was named a defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. The trial court ruled in favor of the trustee.
Although a settlement of this case is now expected, any ultimate judgment against the trustee may have adverse implications for lease transactions of a similar nature issued by other California municipalities.

The repayment of industrial development bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project area decline (e.g., because of a natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB and have only resumed such ratings on a selective basis.

In addition, Proposition 87, approved by California voters in 1988, requires that any increase in project area property tax revenues produced by an increase in the property tax rate go directly to the taxing entity on whose behalf the taxes are levied to repay that entity's general obligation indebtedness. As a result, although redevelopment agencies (typical issuers of tax allocation bonds) continue to receive additional taxes collected on increases in the assessed value of the taxable property in the project area, they no longer receive that portion of any increase attributable to an increase in the property tax rate.

The effect of these various constitutional and statutory changes upon the ability of California municipal issuers to pay interest and principal on their obligations remains unclear. Other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation may be introduced that would modify existing taxes or other revenue-generating measures, or that would further limit or, alternatively, increase the ability of state and local governments to impose new taxes or increase existing taxes. It is not possible to determine the effect of such legislation on the ability of state or local government entities to pay the interest on, or repay the principal of, California municipal obligations.

Most of California is within an active geologic region subject to major seismic activity. California municipal obligations held by the Funds could be affected by interruptions of revenues due to damaged facilities, income tax deductions for casualty losses, or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates, (ii) an insurer to perform on its contracts of insurance in the event of widespread losses, or
(iii) the federal or state governments to appropriate sufficient funds within their respective budget limitations.

INVESTMENT RESTRICTIONS

The Funds' investment restrictions set forth below. Except for those designated as operating policies, the restrictions are fundamental and may not be changed without approval of "a majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940.

Each Money Market Fund May Not

(1) Borrow money in excess of 33 % of the market value of its total assets, and then only from a bank and as a temporary measure to satisfy redemption requests for extraordinary or emergency purposes, and provided that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all such borrowings. To secure any such borrowing, each Money Market Fund may not mortgage, pledge, or hypothecate in excess of 33 % of the value of its total assets. Each Money Market Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(2) Act as an underwriter of securities issued by others, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer, and the later disposition of such securities in accordance with the Fund's investment policies and techniques, may be deemed to be an underwriting.

(3) Purchase, sell, or invest in real estate, commodities, commodity contracts, foreign exchange, or interests in oil, gas, or other mineral exploration or development programs, provided that this limitation will not prohibit the purchase of municipal securities and other debt securities secured by real estate or interests therein.

(4)   Engage in any short-selling operations.

(5) Make loans to others, except in accordance with the Fund's investment objective and policies.

(6) Purchase any equity securities in any companies, including warrants or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(7) Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads, except that it may purchase and hold securities with rights to put securities to the seller (standby commitments) in accordance with its investment techniques.

(8) Invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities") if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities.

(9) Issue or sell any class of senior security as defined in the Investment Company Act of 1940 except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed-delivery basis might be deemed such.

(10) Acquire or retain the securities of any other investment company except in connection with a merger, consolidation, acquisition, or reorganization.

(11) Purchase or retain securities of any issuer if, to the knowledge of the Trust's management, those officers and trustees of the Trust and of its investment advisor, who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities. However, such restrictions will not apply to holdings of issuers of industrial development bonds.

(12) Acquire securities for the purpose of exercising control over management of the issuer.

(13) As an operating policy, purchase any security if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers that at the time of purchase had been in operation for less than three years, except obligations issued or guaranteed by the U.S. government or its agencies and municipal securities (for this purpose, the period of operation of any issuer will include the period of operation of any predecessor or unconditional guarantor of such issuer), provided, however, that for the purpose of this limitation, industrial development bonds issued by non-governmental users will not be deemed municipal securities.

(14) Purchase any security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry. However, this limitation does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or to municipal securities of any type.

Each Variable-Price Fund May Not

(1) Borrow money in excess of 33 % of the market value of its total assets, and then only from a bank and as a temporary measure to satisfy redemption requests for extraordinary or emergency purposes, and provided that immediately after any such borrowing there is an asset coverage of at least 300% for all such borrowings. To secure any such borrowing, each Variable-Price Fund may not mortgage, pledge, or hypothecate in excess of 33 % of the value of its total assets. (The deposit of assets in escrow in connection with the writing of covered put and call options and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be a pledge of the Fund's assets.) Each Variable-Price Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(2) Act as an underwriter of securities issued by others, except to the extent that the purchase of municipal securities, or other permitted investments, directly from the issuer thereof or from an underwriter for an issuer, and the later disposition of such securities in accordance with the Fund's investment policies and techniques, may be deemed to be an underwriting.

(3) Purchase, sell, or invest in real estate, commodities, commodity contracts, foreign exchange, or interests in oil, gas, or other mineral exploration or development programs, provided that this limitation will not prohibit the purchase of municipal securities and other debt securities secured by real estate or interests therein and will not prohibit the Fund from purchasing, selling, or entering into options on securities or indexes of securities, futures contracts, options on futures contracts, or any other interest rate hedging instrument, subject to the Fund's compliance with applicable provisions of the federal securities or commodities laws.

(4) Engage in any short-selling operations, except that the Fund may purchase, sell, or enter into short positions in options on securities or indexes of securities, futures contracts, options on futures contracts, and any other interest rate hedging instrument as may be permitted under the federal securities or commodities laws.

(5) Make loans to others, except in accordance with the Fund's investment objective and policies.

(6) Purchase any equity securities in any company, including warrants or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(7) Engage in margin transactions, except that it may purchase, sell, or enter into positions in options on securities or indexes of securities, futures contracts, options on futures contracts, and other interest rate hedging instruments, and may make margin deposits in connection therewith, and may purchase and hold securities with rights to put securities to the seller (standby commitments) in accordance with its investment policies.

(8) Invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively "illiquid securities") if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities.

(9) Issue or sell any class of senior security as defined in the Investment Company Act of 1940 except to the extent that transactions in options, futures, options on futures, and other interest rate hedging instruments, notes evidencing temporary borrowings, or the purchase of securities on a when-issued or delayed-delivery basis might be deemed such.

(10) Acquire or retain the securities of any other investment company except that the Fund may, for temporary purposes, purchase shares of a money market mutual fund, subject to such restrictions as may be imposed by (i) the Investment Company Act of 1940 and rules thereunder, or (ii) any State in which shares of the Fund are registered, and may acquire shares of any investment company in connection with a merger, consolidation, acquisition, or reorganization.

(11) Purchase or retain securities of any issuer if, to the knowledge of the Trust's management, those officers and trustees of the Trust and of its investment advisor, who each beneficially own more than 0.5% of the outstanding securities of such issuer, together beneficially own more than 5% of such securities. However, such restrictions will not apply to holdings of the issuers of industrial development bonds.

(12) Acquire securities for the purpose of exercising control over management of the issuer.

(13) As an operating policy, purchase any security if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers that at the time of purchase had been in operation for less than three years, except obligations issued or guaranteed by the U.S. government or its agencies and municipal securities (for this purpose, the period of operation of any issuer will include the period of operation of any predecessor or unconditional guarantor of such issuer), provided, however, that for the purpose of this limitation, industrial development bonds issued by non-governmental users will not be deemed municipal securities.

(14) Purchase any security if, as a result, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry. However, this limitation does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or to municipal securities of any type.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund`s net assets will not be considered in determining whether it has complied with its investment restrictions.

For purposes of the Funds' investment restrictions, the party identified as the "issuer" of a municipal security depends on the form and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an IDB, if the bond were backed only by the assets and revenues of a non-governmental user, the non-governmental user would be deemed the sole issuer. If, in either case, the creating government or some other entity were to guarantee the security, the guarantee would be considered a separate security and treated as an issue of the guaranteeing entity.

PORTFOLIO TRANSACTIONS

Each Fund's assets are invested by BMC in a manner consistent with the Fund's investment objectives, policies, and restrictions and with any instructions the board of trustees may issue from time to time. Within this framework, BMC is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Funds. In placing orders for the purchase and sale of portfolio securities, BMC will use its best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the board of trustees may issue from time to time. BMC will select broker-dealers to execute portfolio transactions on behalf of the Funds solely on the basis of best price and execution.

Under normal conditions, the Variable-Price Funds' annual portfolio turnover rates are not expected to exceed 100%. Because a higher turnover rate increases transaction costs and may increase taxable capital gains, BMC carefully weighs the potential benefits of short-term investing against these considerations.

The Variable-Price Funds' portfolio turnover rates for the fiscal years ended August 31, 1995 and 1994, are indicated in the following table.

Portfolio Turnover Rates
                                      Fiscal Year               Fiscal Year
Fund                                     1995                      1994


Tax-Free Short-Term Fund                49.75%                    65.66%
Tax-Free Intermediate-Term Fund         25.44                     43.80
Tax-Free Long-Term Fund                 59.92                     61.93
Municipal High-Yield Fund               40.00                     42.55
Tax-Free Insured Fund                   40.45                     47.12


Investment decisions are made for each Fund independently from those made for other funds advised by BMC. From time to time, however, two or more funds advised by BMC may hold the same security. When two or more funds are simultaneously engaged in purchasing or selling a security, the prices and amounts are allocated in a manner believed by BMC to be equitable to each of the funds involved. In some instances, simultaneous transactions could have a detrimental effect on the price or value of a security as far as the participating funds are concerned. In other instances, however, the ability to participate in volume transactions will produce better prices and executions for the funds.

VALUATION OF PORTFOLIO SECURITIES


Each Fund's net asset value per share (NAV) is determined by Benham Financial Services, Inc. (BFS) at 1:00 p.m. Pacific Time each day the New York Stock Exchange (NYSE) is open for business. The NYSE designated the following holiday closings for 1995: New Year's Day (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although BFS expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.


BMC typically completes its trading on behalf of each Fund in various markets before the NYSE closes for the day. Each Fund's share price is calculated by adding the value of all portfolio securities and other assets, deducting liabilities, and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

Money Market Funds. Securities held by the Money Market Funds are valued at amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. Although this method provides certainty in valuation, it generally disregards the effect of fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in the Funds' yields. During periods of declining interest rates, for example, the daily yield on Fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in a period of rising interest rates.

The amortized cost valuation method is permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. Under the Rule, a fund holding itself out as a money market fund must adhere to certain quality and maturity criteria. In particular, such a fund must limit is investments to U.S. dollar-denominated instruments determined by its directors or trustees to present minimal credit risks and that are (i) high-grade obligations rated in accordance with applicable rules in one of the two highest rating categories for short-term obligations by at least two rating agencies (or by one if only one has rated the obligation) or (ii) unrated obligations judged by the advisor, under the direction of the fund's directors or trustees, to be of comparable quality. Further, pursuant to Rule 2a-7, a money market fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase instruments with remaining maturities of 397 days or less.

The trustees have established procedures designed to stabilize the Money Market Funds' NAV at $1.00 per share, to the extent reasonably possible. These procedures require the Trust's chief financial officer to notify the trustees immediately if, at any time, the Funds' weighted average maturity exceeds 90 days, or its NAV, as determined by using available market quotations, deviates from its amortized cost per share by .25% or more. If such deviation exceeds
 .40%, a meeting of the board of trustees' audit committee will be called to consider what actions, if any, should be taken. If such deviation exceeds .50%, the Trust's chief financial officer is instructed to adjust daily dividend distributions immediately to the extent necessary to reduce the deviation to
 .50% or lower and to call a meeting of the board of trustees to consider further action.

The Board of Trustees monitors the levels of illiquid securities, however if the levels are exceeded, they will take action to rectify these levels.


Actions the board may consider under these circumstances include (i) selling portfolio securities prior to maturity, (ii) withholding dividends or distributions from capital, (iii) authorizing a one-time dividend adjustment,
(iv) discounting share purchases and initiating redemptions in kind, or (v) valuing portfolio securities at market price for purposes of calculating NAV.

Variable-Price Funds. Securities held by the Variable-Price Funds normally are priced by an independent pricing service, provided that such prices are believed by BMC to reflect the fair market value of portfolio securities.

Because there are hundreds of thousands of municipal issues outstanding, and the majority of them do not trade daily, the prices provided by pricing services are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services generally take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by BMC under the general supervision of the board of trustees. There are a number of pricing services available, and BMC, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

Securities not priced by a pricing service are valued at the mean between the most recently quoted bid and ask prices provided by broker-dealers. The municipal bond market is typically a "dealer market"; that is, dealers buy and sell bonds for their own accounts rather than for customers. As a result, the spread, or difference between bid and asked prices, for certain municipal bonds may differ substantially among dealers.

Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the trustees determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith at their fair value using methods approved by the board of trustees.

PERFORMANCE

The Funds may quote performance in various ways. Historical performance information will be used in advertising and sales literature.

For the Money Market Funds, yield quotations are based on the change in the value of a hypothetical investment (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation of securities) over a seven-day period (base period) and stated as a percentage of the investment at the start of the base period (base-period return). The base-period return is then annualized by multiplying by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculations of effective yield begin with the same base-period return used to calculate yield, but the return is then annualized to reflect weekly compounding according to the following formula:

             Effective Yield = [(Base-Period Return) + 1)365/7] - 1

The Money Market Funds' yields and effective yields for the seven-day period ended August 31, 1995, were as follows:

Money Market Fund                       7-Day Yield           Effective Yield


Tax-Free Money Market Fund                  3.20                        3.25
Municipal Money Market Fund                 3.29                        3.34


For the Variable-Price Funds, yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing the Fund's net investment income by its share price on the last day of the period according to the following formula:

                          YIELD = 2 [(a - b + 1)6 - 1]
                                       cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

The Variable-Price Funds' yields for the 30-day period ended August 31, 1995, were as follows:

Variable-Price Fund                                                 30-Day Yield


Tax-Free Short-Term Fund                                                3.94
Tax-Free Intermediate-Term Fund4.74
Tax-Free Long-Term Fund                                                 5.67
Municipal High-Yield Fund                                               6.44
Tax-Free Insured Fund                                                   5.47


Total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's NAV during the period.


Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Funds' performance is not constant over time but changes from year-to-year and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.


The Funds' average annual total returns for the one-year, five-year, and ten-year or life-of-fund periods ended August 31, 1995, are indicated in the table on the next page.

Average Annual Total Returns

Fund                               One-Year  Five-Year   Ten-Year  Life-of-Fund*


Tax-Free Money Market Fund           3.31      2.95        3.81        3.97
Municipal Money Market Fund          3.35        -           -         3.09
Tax-Free Short-Term Fund             5.33        -           -         4.80
Tax-Free Intermediate-Term Fund      7.09      7.45        7.23        7.10
Tax-Free Long-Term Fund              7.21      8.53        8.33        8.52
Municipal High-Yield Fund            7.09      8.20          -         6.10
Tax-Free Insured Fund                8.09      8.59          -         6.64


* Municipal High-Yield Fund and Tax-Free Insured Fund commenced operations on December 30, 1986. Municipal Money Market Fund commenced operations on December 31, 1990. Tax-Free Short-Term Fund commenced operations on June 1, 1992.

In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as percentages or as dollar amounts and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to total return.

The Funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike Benham funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source:
Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major, nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

The Fund's shares are sold without a sales charge (load). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies. If an investor pays $10,000 to buy shares of a load fund with an 8.5% sales charge, $850 of that $10,000 is paid as a commission to a salesperson, leaving only $9,150 to put to work for the investor. Over time, the difference between paying a sales load and not paying one can have a significant effect on an investor's total return. The Mutual Fund Education Alliance provides a comparison of $10,000 invested in each of two mutual funds, one with an 8.5% sales load and one without a sales load. Assuming a compounded annual growth rate of 10% for both investments, the no-load fund investment is worth $25,937 after ten years, and the load fund investment is worth only $23,732.

The Benham Group has distinguished itself as an innovative provider of low-cost, true no-load mutual funds. Among other innovations, The Benham Group established the first no-load fund that invests primarily in zero-coupon U.S. Treasury securities, the first no-load double tax-free California short-term bond fund, the first no-load adjustable rate government securities fund, and the first no-load utilities fund designed to pay monthly dividends.

TAXES

Federal Income Tax

Each Fund intends to qualify annually as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). By so qualifying, a Fund will be exempt from federal and California income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains to shareholders. The tax rules applicable to regulated investment companies include, among others, a requirement that gains from the sale of securities held less than three months constitute less than 30% of a Fund's gross income for each taxable year.

Certain of the bonds purchased by the Funds may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount, although no cash is actually received by a Fund until the maturity of the bond, is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity that takes into account the semiannual compounding of accrued interest. Original issue discount on an obligation with interest exempt from federal income tax will constitute tax-exempt interest income to the Fund.


In addition, some of the bonds may be purchased by a Fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a Fund on a straight line basis over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, gain realized on disposition of a security held less than one year is treated as short-term capital gain.


It is intended that each Fund's assets will be sufficiently invested in municipal securities so that each Fund will be eligible to pay "exempt-interest dividends" (as defined in the Code) to shareholders. A Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify to be designated as exempt-interest dividends if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of municipal securities. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes. The percentage of income that is tax-exempt is applied uniformly to all distributions made during each calendar year. This percentage may differ from the actual percentage of tax-exempt income received during any particular month.

Distributions of net investment income received by a Fund from investment in debt securities other than municipal securities, of ordinary income realized upon the disposition of tax-exempt market discount bonds, and any net realized short-term capital gains distributed by the Fund will be taxable to shareholders as ordinary income. Because the Funds' investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations.

Under the Code, any distribution of a Fund's net realized long-term capital gains designated by the Fund as a capital gain dividend is taxable to shareholders as long-term capital gains, regardless of the length of time shares are held. If a capital gain dividend is paid with respect to any shares of a Fund sold at a loss after being held for six months or less, the loss will be treated as a long-term capital loss for tax purposes. The Code also provides that if a shareholder holds shares of a Fund for six months or less, the deduction of any loss on the sale or exchange of those shares is disallowed to the extent that the shareholder received exempt-interest dividends with respect to those shares.


As of August 31, 1995,  the Funds' had the  following  capital loss  carryovers:
Tax-Free Money Market Fund $740,889 scheduled to expire on August 31, 1996, and Municipal Money Market Fund $3,865, Tax-Free Short-Term Fund $608,877, Tax-Free Intermediate-Term Fund $1,686,723, Tax-Free Long-Term Fund $498,209, Municipal High-Yield Fund $425,261, and Tax-Free Insured Fund $1,230,778 scheduled to expire on August 31, 2003. When a Fund has a capital loss carryover, it does not make capital gain distributions until the loss has been offset or expired.


Interest on certain types of industrial development bonds (small issues and obligations issued to finance certain exempt facilities that may be leased to or used by persons other than the issuer) is not exempt from federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "non-exempt person" who regularly uses in trade or business part of a facility financed from the proceeds of industrial development bonds. The Funds may invest periodically in industrial development bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by industrial development bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he or his immediate family (spouse, brothers, sisters, ancestors and lineal descendants) owns directly or indirectly in aggregate more than 50% in the equity value of the substantial user.

From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Funds and the Funds' NAVs would be adversely affected. Under these circumstances, the trustees would re-evaluate the Funds' investment objectives and policies and would consider either changes in the structure of the Trust or its dissolution.

Alternative Minimum Tax

While the interest on bonds issued to finance essential state and local government operations is generally exempt from regular federal income tax, interest on certain "private activity" bonds issued after August 7, 1986, while exempt from regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states.

Municipal Money Market Fund and Municipal High-Yield Fund may each invest in private activity bonds. The interest on private activity bonds could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation. The interest on California private activity securities is not subject to the California alternative minimum tax when it is earned (either directly or through investment in a mutual fund) by a California taxpayer. However, if either Fund were to invest in private activity securities of non-California issuers (due to a limited supply of appropriate California municipal obligations, for example), the interest on those securities would be included in California alternative minimum taxable income.

All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the alternative minimum tax because these distributions are included in the corporation's "adjusted current earnings."

In addition, a deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax. To the extent that exempt-interest dividends paid by a Fund are included in alternative minimum taxable income, corporate shareholders may be subject to the environmental tax.

The Trust will inform Municipal Money Market Fund and Municipal High-Yield Fund shareholders annually of the amount of distributions derived from interest payments on private activity bonds.

State and Local Taxes

California law concerning the payment of exempt-interest dividends is similar to federal law. Assuming each Fund qualifies to pay exempt-interest dividends under federal and California law, and to the extent that dividends are derived from interest on tax-exempt bonds of California state or local governments, such dividends will also be exempt from California personal income tax. The Trust will inform shareholders annually as to the amount of distributions from each Fund that constitute exempt-interest dividends and dividends exempt from California personal income tax. The Funds' dividends are not exempt from California state franchise or corporate income taxes.

The Funds' dividends may not qualify for exemption under income or other tax laws of state or local taxing authorities outside California. Shareholders should consult their tax advisors or state or local tax authorities about the status of distributions from the Funds in this regard.

The information above is only a summary of some of the tax considerations affecting the Funds and their shareholders; no attempt has been made to discuss individual tax consequences. A prospective investor should consult his or her tax advisor or state or local tax authorities to determine whether the Funds are suitable investments based on his or her tax situation.

ABOUT THE TRUST

Benham California Tax-Free and Municipal Funds (the Trust) is a registered open-end management investment company that was organized as a Massachusetts business trust on February 18, 1983. (The Trust was formerly known as "Benham California Tax-Free Trust"). Currently, there are seven series of the Trust, as follows: Tax-Free Money Market Fund, Municipal Money Market Fund, Tax-Free Short-Term Fund, Tax-Free Intermediate-Term Fund, Tax-Free Long-Term Fund, Municipal High-Yield Fund, and Tax-Free Insured Fund. The board of trustees may create additional series from time to time.

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights.

Shares of each series have equal voting rights, although each series votes separately on matters affecting that series exclusively. Voting rights are not cumulative; investors holding more than 50% of the Trust's (i.e., all series') outstanding shares may elect a board of trustees. The Trust has instituted dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar value of their investment. The election of trustees is determined by the votes received from all Trust shareholders without regard to whether a majority of shareholders of any one series voted in favor of a particular nominee or all nominees as a group. Each shareholder has rights to dividends and distributions declared by a Fund and in the net assets of such Fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the Fund.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

Custodian Bank: State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, is custodian of the Trust's assets. Services provided by the custodian bank include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and (iv) providing safekeeping of securities. The custodian takes no part in determining the Fund's investment policies or in determining which securities are sold or purchased by the Fund.


Independent  Auditors:   KPMG  Peat  Marwick  LLP,  3  Embarcadero  Center,  San
Francisco, California 94111, serve as the Funds' independent auditor. KPMG audits the annual report and provides tax and other services as auditors.

TRUSTEES AND OFFICERS

The Trust's activities are overseen by a board of trustees, including five independent trustees. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Trust (as defined in the Investment Company Act of 1940) by virtue of, among other considerations, their affiliation with either the Trust; the Trust's investment advisor, Benham Management Corporation (BMC); the Trust's agent for transfer and administrative services, Benham Financial Services, Inc. (BFS); the Trust's distribution agent, Benham Distributors, Inc. (BDI); the parent corporation, Twentieth Century Companies, Inc. (TCC) or TCC's subsidiaries; or other funds advised by BMC. Each trustee listed below serves as a trustee or director of other funds in The Benham Group. Unless otherwise noted, dates in parentheses indicate the dates the trustee or officer began his or her service in a particular capacity. The trustees' and officers' address is 1665 Charleston Road, Mountain View, California 94043 and 4500 Main Street, Kansas City, Missouri 64111.


*JAMES M. BENHAM, chairman of the board of trustees (1983). Mr. Benham is also chairman of the boards of BFS (1985), BMC (1971), and BDI (1988); president of BMC (1971), and BDI (1988); and a member of the board of governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.


RONALD J. GILSON, independent trustee (1995). Mr. Gilson is Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law (1992); counsel to Marron, Reid & Sheehy (a San Francisco law firm, 1984).

MYRON S. SCHOLES, independent trustee (1983). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983) and a director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a managing director of Salomon Brothers Inc. (securities brokerage).

KENNETH E. SCOTT, independent trustee (1983). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a director of RCM Capital Funds, Inc. (June 1994).

EZRA SOLOMON, independent trustee (1983). Mr. Solomon is Dean Witter Professor of Finance Emeritus at the Stanford Graduate School of Business, where he served as Dean Witter Professor of Finance from 1965 to 1990, and a director of Encyclopedia Britannica.

ISAAC STEIN, independent trustee (1992). Mr. Stein is former chairman of the board (1990 to 1992) and chief executive officer (1991 to 1992) of Esprit de
Corp. (clothing manufacturer). He is a member of the board of Raychem Corporation (electrical equipment, 1993), president of Waverley Associates, Inc. (private investment firm, 1983), and a director of ALZA Corporation (pharmaceuticals, 1987). He is also a trustee of Stanford University (1994) and chairman of Stanford Health Services (hospital, 1994).

*JAMES E. STOWERS III, trustee (1995). Mr. Stowers is president and director, Twentieth Century Investors, Inc., TCI Portfolios, Inc., Twentieth Century World Investors, Inc., Twentieth Century Premium Reserves, Inc., Twentieth Century Capital Portfolios, Inc., Twentieth Century Institutional Portfolios, Inc., Twentieth Century Companies, Inc., Investors Research Corporation and Twentieth Century Services, Inc.

JEANNE D. WOHLERS, independent trustee (1985). Ms. Wohlers is a private investor and an independent director and partner of Windy Hill Productions, LP. Previously, she served as vice president and chief financial officer of Sybase, Inc. (software company, 1988 to 1992).

*BRUCE R. FITZPATRICK, vice president (1985).

*JOHN T. KATAOKA,  president and chief executive officer (1984).

*DOUGLAS A. PAUL,  secretary (1988),  vice president (1990), and general counsel
(1990).

*ANN N. McCOID, controller (1987).

*MARYANNE ROEPKE, chief financial officer for The Benham Group of Funds (1995).

The table on the next page summarizes the compensation that the trustees of the Funds received for the Funds' fiscal year ended August 31, 1995, as well as the compensation received for serving as a director or trustee of all other Benham funds.


                 TRUSTEE COMPENSATION FOR THE FISCAL YEAR ENDED
                                 August 31, 1995

---------------------------------------------------------------------------------------------------------------------------
      Name of                Aggregate             Pension or               Estimated                 Total
      Trustee              Compensation        Retirement Benefits       Annual Benefits          Compensation
                               From            Accrued As Part of        Upon Retirement          From Fund and
                             The Fund             Fund Expenses                                   Fund Complex
                                                                                                Paid to Trustees


---------------------------------------------------------------------------------------------------------------------------
Ronald J. Gilson      $0                           Not Applicable          Not Applicable            $0
---------------------------------------------------------------------------------------------------------------------------
Myron S. Scholes      $1649 (Money Market)         Not Applicable          Not Applicable            $64,375
                        1324 (MuniMM)
                        1091 (Short-Term)
                        1730 (Inter.-Term))
                        1413 (Long-Term)
                        1077 (High-Yield)
                        1216 (Insured)
---------------------------------------------------------------------------------------------------------------------------
Kenneth E. Scott      $1669 (Money Market)         Not Applicable          Not Applicable            $64,626
                        1427 (MuniMM)
                        1017 (Short-Term)
                        1745 (Inter.-Term))
                        1582 (Long-Term)
                        1386 (High-Yield)
                        1408 (Insured)
---------------------------------------------------------------------------------------------------------------------------
Ezra Solomon          $1948 (Money Market)         Not Applicable          Not Applicable            $66,794
                        1437 (MuniMM)
                        1123 (Short-Term)
                        2042 (Inter.-Term))
                        1615 (Long-Term)
                        1247 (High-Yield)
                        1370 (Insured)
---------------------------------------------------------------------------------------------------------------------------
Isaac Stein           $1787 (Money Market)         Not Applicable          Not Applicable            $65,626
                        1349 (MuniMM)
                        1079 (Short-Term)
                        1883 (Inter.-Term))
                        1637 (Long-Term)
                        1149 (High-Yield)
                        1306 (Insured)
---------------------------------------------------------------------------------------------------------------------------
Jeanne D. Wohlers     $1836 (Money Market)         Not Applicable          Not Applicable            $66,876
                        1428 (MuniMM)
                        1142 (Short-Term)
                        1927 (Inter.-Term))
                        1542 (Long-Term)
                        1130 (High-Yield)
                        1298 (Insured)
---------------------------------------------------------------------------------------------------------------------------

*  Interested trustees receive no compensation for their services as such.

   As of August 31, 1995, the Trust's officers and trustees, as a group, owned less than 1% of each Fund's total shares outstanding.

INVESTMENT ADVISORY SERVICES

Each  Fund  has  an  investment   advisory   agreement  with  Benham  Management
Corporation (BMC) dated May 31, 1995, that was approved by shareholders on that date.

BMC is a California corporation and a wholly owned subsidiary of Twentieth Century Companies (TCC), a Delaware corporation. BMC, as well as BFS and BDI, became wholly owned subsidiaries of TCC on June 1, 1995, upon the merger of Benham Management International (BMI), the former parent of BFS and BDI, into TCC. BMC has served as investment advisor to the Fund since the Fund's inception. TCC is a holding company that owns all of the stock of the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the Twentieth Century funds. James E. Stowers, Jr., controls TCC by virtue of his ownership of a majority of its common stock. BMC has been a registered investment advisor since 1971 and is investment advisor to other funds in The Benham Group.

Each Fund's agreement with BMC continues for an initial period of two years and thereafter from year to year provided that, after the initial two year period, it is approved at least annually by vote of a majority of the Fund's shareholders or by vote of a majority of the Trust's trustees, including a majority of those trustees who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Each Fund's agreement is terminable on sixty days' written notice, either by the Fund or by BMC, to the other party, and terminates automatically in the event of its assignment.

Pursuant to the investment advisory agreement, BMC provides the Fund with investment advice and portfolio management services in accordance with the Fund's investment objectives, policies, and restrictions. BMC determines what securities will be purchased and sold by the Fund and assist the Trust's officers in carrying out decisions made by the board of trustees.

For these services, each Fund pays BMC a monthly investment advisory fee based on its prorata share of the dollar amount derived from offering a percentage of the Fund's average daily net assets to the following investment advisory fee schedule:

                         .50% of the first $100 million
                         .45% of the next $100 million
                         .40% of the next $100 million
                         .35% of the next $100 million
                         .30% of the next $100 million
                          .25% of the next $1 billion
                          .24% of the next $1 billion
                          .23% of the next $1 billion
                          .22% of the next $1 billion
                          .21% of the next $1 billion
                          .20% of the next $1 billion
                      .19% of net assets over $6.5 billion

Investment advisory fees paid by each Fund to BMC for the fiscal periods ended August 31, 1995, 1994, and 1993, are indicated in the following table. Fee amounts are net of reimbursements as described on the next page.

Investment Advisory Fees

                                      Fiscal           Fiscal        Fiscal
Fund                                   1995             1994          1993


Tax-Free Money Market Fund          1,118,609       1,077,091        971,085
Municipal Money Market Fund           638,989         717,967        641,024
Tax-Free Short-Term Fund              320,571         351,908         93,724
Tax-Free Intermediate-Term Fund     1,219,371       1,329,806      1,063,698
Tax-Free Long-Term Fund               788,383         883,146        896,034
Municipal High-Yield Fund             317,026         325,337        278,723
Tax-Free Insured Fund                 505,500         601,906        516,661



ADMINISTRATIVE AND TRANSFER AGENT SERVICES

BFS, a wholly owned subsidiary of TCC, is the Trust's agent for transfer and administrative services. For administrative services, each Fund pays BFS a monthly fee based on its pro rata share of the dollar amount derived from applying the average daily net assets of all of the funds in The Benham Group to the following administrative fee schedule:

Group Assets                        Administrative Fee Rate

up to $4.5 billion                          .11%
up to $6 billion                            .10
up to $9 billion                            .09
over $9 billion                             .08

For transfer agent services, each Fund pays BFS monthly fees of $1.1875 for each shareholder account maintained and $1.35 for each shareholder transaction executed during the month.

Administrative service and transfer agent fees paid by each Fund to BFS for the fiscal years ended August 31, 1995, 1994, and 1993, are indicated in the following table. Fee amounts are net of expense limitations as described below.

Administrative Fees
                                        Fiscal         Fiscal         Fiscal
Fund                                     1995           1994           1993


Tax-Free Money Market Fund              372,776       367,012         299,721
Municipal Money Market Fund             213,037       244,617         244,111
Tax-Free Short-Term Fund                106,880       119,911          79,630
Tax-Free Intermediate-Term Fund         406,453       453,129         330,077
Tax-Free Long-Term Fund                 262,741       300,842         277,267
Municipal High-Yield Fund               105,659       110,808          86,440
Tax-Free Insured Fund                   168,491       205,042         160,502

Transfer Agent Fees
                                      Fiscal          Fiscal       Fiscal
Fund                                   1995            1994         1993


Tax-Free Money Market Fund             245,317        254,089       246,329
Municipal Money Market Fund            157,812        183,077       197,083
Tax-Free Short-Term Fund                60,682         64,485        49,061
Tax-Free Intermediate-Term Fund        195,808        198,370       161,303
Tax-Free Long-Term Fund                125,758        127,791       131,512
Municipal High-Yield Fund               66,032         64,349        58,189
Tax-Free Insured Fund                   95,075        105,575        94,213



DIRECT FUND EXPENSES

Each Fund pays certain operating expenses that are not assumed by BMC or BFS. These include fees and expenses of the independent trustees; custodian, audit, tax preparation, and pricing fees; fees of outside counsel and counsel employed directly by the Trust; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions (if any); trade association dues; costs of fidelity and liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENTS


BMC may recover amounts absorbed on behalf of the Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the expense limit in effect at that time. BMC has agreed under contract to limit the Tax-Free Money Market Fund expenses to .54% Municipal Money Market Fund expenses to .58% and the Variable-Priced Funds expenses to
 .62% of the Fund's average daily net assets during the year ending May 31, 1996.

Each Fund's contractual expense limitation is subject to annual renewal. The expense limits for the year ended August 31, 1995 are as follows: Tax-Free Money Market Fund .54%, Municipal Money Market Fund .58%, Tax-Free Short-Term Fund ,62%, Tax-Free Intermediate-Term Fund .62%, Tax-Free Long-Term Fund .62%, Municipal High-Yield Fund .62%, and Tax-Free Insured Fund .62% of average daily net assets.


Net reimbursements for the fiscal years ended August 31, 1995, 1994 and 1993, are indicated in the table on the next page.

Net Reimbursements (Recoupments) by BMC and BFS

                                       Fiscal         Fiscal         Fiscal
Fund                                    1995           1994           1993


Tax-Free Money Market Fund                 0                0             0
Municipal Money Market Fund                0                0       152,087
Tax-Free Short-Term Fund                   0          (11,338)      161,581
Tax-Free Intermediate-Term Fund            0                0             0
Tax-Free Long-Term Fund                    0                0             0
Municipal High-Yield Fund                  0                0       (18,372)
Tax-Free Insured Fund                      0                0             0



ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

While the Funds are designed for California investors, they are also offered for sale to investors in certain other western states.

The Funds' shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

The Benham Group may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Trust or one of its series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection is in the Trust's or a series' best interest.

The Benham Group charges neither fees nor commissions on the purchase and sale of Benham fund shares. However, BFS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, BFS may charge a fee for processing dishonored investment checks or stop-payment requests. BFS charges $10 per hour for account research requested by investors. This charge will be assessed, for example, when a shareholder request requires more than one hour of research on historical account records. The fees charged are based on the estimated costs of performing shareholder-requested services and are not intended to increase income to BFS.

OTHER INFORMATION

The Fund's investment advisor has been continuously registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 since December 14, 1971. The Trust has filed a registration statement under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the shares offered. Such registrations do not imply approval or supervision of the Trust or the advisor by the Securities and Exchange Commission.

For further information, please refer to the registration statement and exhibits on file with the Securities and Exchange Commission in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

Municipal Securities Ratings

Securities  rating  descriptions  provided under this heading are excerpted from
publications  of  Moody's  Investors   Service,   Inc.  and  Standard  &  Poor's
Corporation.

Description of Moody's Investors Service, Inc.'s municipal bond ratings:

Aaa: Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they compose what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated "Baa" are considered medium-grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be limited.

Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be elements of danger present with respect to principal or interest.

Ca: Bonds rated "Ca" represent obligations that are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply the numerical modifier "1" for municipally-backed bonds and modifiers "1," "2," and "3" for corporate-backed municipal bonds. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Description  of  Moody's  Investors   Service,   Inc.'s  ratings  of  notes  and
variable-rate demand obligations:

Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable-rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than on fixed maturity dates and payments relying on external liquidity.

MIG 1/VMIG 1: This designation denotes best quality.  There is strong protection
present  through   established  cash  flows,   superior  liquidity  support,  or
demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample, although not as large as in the preceding group.

Description of Moody's Investors Service, Inc.'s tax-exempt commercial paper ratings:

Moody's commercial paper ratings are opinions of the ability of issuers to punctually repay those promissory obligations that have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Funds may invest.

Prime - 1: Issuers rated "Prime - 1" (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

Prime - 2: Issuers rated "Prime - 2" (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

Description of Standard & Poor's Corporation's ratings for municipal bonds:

Investment grade

AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative

BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt assigned an actual or implied "BBB-" rating.

B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt assigned an actual or implied "BB" or "BB-" rating.

CCC: Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, "CCC" debt is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt assigned an actual or implied "B" or "B-" rating.

CC: The rating "CC" typically is applied to debt subordinated to senior debt assigned an actual or implied "CCC" debt rating.

C: The "C" rating is typically applied to debt subordinated to senior debt assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation in which a bankruptcy petition has been filed, but debt service payments are continued.

CI: The "CI" rating is reserved for income bonds for which no interest is being paid.

D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor's Corporation's ratings for investment-grade municipal notes and short-term demand obligations:

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

Description of Standard & Poor's Corporation's ratings for demand obligations and tax-exempt commercial paper:

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Funds may invest are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

Description of Fitch Investors Service, Inc.'s ratings for municipal bonds:

Investment grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Speculative

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin or safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD/DD/D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Description of Fitch Investors Service, Inc.'s ratings for investment-grade municipal notes and short-term demand obligations:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

1933 Act Post-Effective Amendment No. 22
1940 Act Amendment No. 26

PART C   Other Information

Item 24.  Financial Statements and Exhibits

(a) Financial Statements. Audited financial statements for each series of the Trust for the fiscal year ended August 31, 1995, are incorporated herein by reference to Registrant's Annual Reports dated August 31, 1995. The Annual Reports were filed electronically on October 27, 1995.

(b)       Exhibits.

               (1)a)   Declaration   of  Trust  dated   February  18,  1983,  is
                  incorporated herein by reference to Exhibit 1 to Pre-Effective Amendment No. 2.

                  b) Amendment to  Declaration  of Trust dated October 31, 1990,
                  is   incorporated   herein  by   reference  to  Exhibit  1  to
                  Post-Effective Amendment No. 13.

                  c) Amended and restated Declaration of Trust dated March 5, 1992, is incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 16.

                  d) Amended Declaration of Trust dated May 31, 1995, is filed herein as Exhibit-99.B1.

               (2)a) Bylaws dated March 13,  1985,  are  incorporated  herein by reference to Exhibit 2 to Pre-Effective Amendment No. 2.

                  b) Amendment to Bylaws dated October 23, 1984, is incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 3.

                  c) Amended and restated  Bylaws dated  February 13, 1992,  are
                  incorporated   herein   by   reference   to   Exhibit   2   to
                  Post-Effective Amendment No. 16.

               (3) Not applicable.

               (4)Specimen copy of Tax-Free  Short-Term Fund's share certificate
                  is   incorporated   herein  by   reference  to  Exhibit  4  to
                  Post-Effective Amendment No. 16.

               (5)a) Investment  Advisory  Agreement  between Benham  California
                  Tax-Free and Municipal Funds: Tax-Free Short-Term Fund, Benham California Tax-Free and Municipal Funds: Tax-Free Money Market Fund, Benham California Tax-Free and Municipal Funds:
                  Municipal Money Market Fund, Benham California Tax-Free and Municipal Funds: Tax-Free Intermediate-Term Fund, Benham California Tax-Free and Municipal Funds: Tax-Free Long-Term Fund, Benham California Tax-Free and Municipal Funds:
                  Municipal High-Yield Fund, Benham California Tax-Free and Municipal Funds: Tax-Free Insured Fund and BMC, dated June 1, 1995, is filed herein as Exhibit-99.B5.

               (6)Distribution  Agreement between Benham California Tax-Free and
                  Municipal Funds and Benham Distributors, Inc., dated April 20, 1994, is filed herein as Exhibit-99.B6.

               (7) Not applicable.

               (8)1993 Omnibus  Custodian  Agreement between the Benham Group of
                  Funds (including Benham California Tax-Free and Municipal Funds) and State Street Bank and Trust Company, dated August 10, 1993, is incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 20.

               (9)a)  Administrative  Services  and  Transfer  Agency  Agreement
                  between Benham California Tax-Free and Municipal Funds and Benham Financial Services, Inc., dated June 1, 1994, is filed herein as Exhibit-99.B9.

              (10)Not applicable.

              (11)(a) Consent of KPMG Peat Marwick,  LLP, independent  auditors, is filed herein as Exhibit-99.B11.

                  (b) Written representation pursuant to Rule 485(e) under the Securities Exchange Act of 1933 is filed herin as Exhibit -99.B10.

              (12)Not applicable.


              (13)Not applicable.

              (14)Not applicable.

              (15)Not applicable.

              (16)Schedule  for  computation  of  each   performance   quotation
                  provided in response to Item 22 is filed herein as Exhibit-99 .B16.


Item 25.      Persons Controlled by or Under Control with Registrant.

                      Not applicable

Item 26.      Number of Holders of Securities.

                  As of August 31, 1995, each Series of the Registrant had the following number of record shareholders.

                    Municipal Money Market Fund                       4,301
                    Tax-Free Money Market Fund                        7,232
                    Tax-Free Short-Term Fund                          1,941
                    Tax-Free Intermediate-Term Fund                   7,396
                    Tax-Free Long-Term Fund                           5,049
                    Municipal High-Yield Fund                         2,417
                    Tax-Free Insured Fund                             3,756

Item 27. Indemnification.

                  Registrant hereby incorporates by reference as though it were set forth fully herein Article XI of Registrant's amended and restated Declaration of Trust, dated March 5, 1992, appearing as Exhibit 1 to Post-Effective Amendment No. 16.

Item 28. Business and Other Connections of Investment Advisor.

                  The Fund's investment advisor, Benham Management Corporation, is also investment advisor to Capital Preservation Fund, Inc., Capital Preservation Fund II, Inc., Benham National Tax-Free Trust, Benham Target Maturities Trust, Benham Government Income Trust, Benham Equity Funds, Benham International Funds, Benham Investment Trust, and Benham Manager Funds.

Item 29. Principal Underwriters.

                  The Registrant's distribution agent, Benham Distributors, Inc., is also distribution agent for Capital Preservation Fund, Inc., Capital Preservation Fund II, Inc., Benham National Tax-Free Trust, Benham Target Maturities Trust, Benham Government Income Trust, Benham Equity Funds, Benham International Funds, Benham Investment Trust, and Benham Manager Funds.

Item 30. Location of Accounts and Records.

                  The Registrant, its investment advisor, Benham Management Corporation, and its agent for transfer and administrative services, Benham Financial Services, Inc., maintain physical possession of each account, book, or other document, and shareholder records as required by Section 31(a) of the 1940 Act and rules thereunder at the Trust's principal office located at 1665 Charleston Road, Mountain View, CA 94043. The computer and database for shareholder records are located at Central Computer Facility, 401 North Broad Street, Sixth Floor, Philadelphia, PA 19108.

Item 31. Management Services.

                  Not applicable.

Item 32. Undertakings.

                  (a) Registrant undertakes to submit the Investment Advisory Agreement with respect to Tax-Free Short-Term Fund to shareholders of that Fund for their approval pursuant to Section 15(a) of the Investment Company Act of 1940, at a meeting to be held within sixteen months of the Fund's commencement of operations.

                  (b) Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 22/Amendment No. 26 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, and the State of California, on the 25th day of October, 1995.


                             Benham California Tax-Free and Municipal Funds


                             By:  /s/Douglas A. Paul
                                  Douglas A. Paul
                                  Vice President, Secretary, and General Counsel


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22/Amendment No. 26 has been signed below by the following persons in the capacities and on the dates indicated.


/s/James M. Benham                  Chairman of the Board of
James M. Benham*                    Trustees


/s/James E. Stowers III             Trustee
James E. Stowers III*


/s/Ronald J. Gilson                 Trustee
Ronald J. Gilson*


/s/Myron S. Scholes                 Trustee
Myron S. Scholes*


/s/Kenneth E. Scott                 Trustee
Kenneth E. Scott*


/s/Ezra Solomon                     Trustee
Ezra Solomon


/s/Isaac Stein                      Trustee
Isaac Stein*


/s/Jeanne D. Wohlers                Trustee
Jeanne D. Wohlers*


/s/Maryanne Roepke                  Chief Financial Officer/
Maryanne Roepke*                    Treasurer


*By:  /s/Douglas A. Paul
      Douglas A. Paul
      Attorney in Fact (Pursuant to a power of attorney dated August 21, 1995)